KEYSTONE TEXAS TAX FREE FUND
                                 A Portfolio of
                          KEYSTONE STATE TAX FREE FUND

                               200 Berkeley Street
                           Boston, Massachusetts 02116
                Telephone Number (800) 343-2898 or (617) 621-6100


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          To be held on April 30, 1996

To the Shareholders:

         Notice is hereby given that a special meeting of the shareholders of the Keystone Texas Tax Free Fund (the "Texas Fund"), a separate series or portfolio of Keystone State Tax Free Fund, will be held at the offices of Keystone Investment Management Company, 200 Berkeley Street, Boston, Massachusetts, on the 26th Floor, on Tuesday, April 30, 1996 at 3:00 p.m. Eastern time for the following purposes:

         1. To approve an Agreement and Plan of Reorganization whereby Keystone Tax Free Income Fund ("KTFIF") (a) will acquire substantially all of the assets of the Texas Fund in exchange for shares of KTFIF; and (b) will assume the liabilities of the Texas Fund, all as substantially described in the accompanying Prospectus/Proxy Statement.

         2. To transact such other business as may properly come before the meeting and any adjournments thereof.

         Shareholders of record at the close of business as of March 4, 1996 are entitled to notice of and to vote at this meeting and any adjournments thereof.


                                           By order of the Board of Trustees,



                                               Rosemary D. Van Antwerp
                                               Secretary


March 8, 1996


Please complete, date and sign your proxy - NOW - and mail it TODAY - in the stamped envelope enclosed for your convenience. In order to avoid unnecessary expense or delay, we ask your cooperation in mailing in your proxy. Thank you.

                           PROSPECTUS/PROXY STATEMENT

                                  March 4, 1996


                          Acquisition of the Assets of

                          KEYSTONE TEXAS TAX FREE FUND
                                 A Portfolio of
                          KEYSTONE STATE TAX FREE FUND
                200 Berkeley Street, Boston, Massachusetts 02116
                Telephone Number (800) 343-2898 or (617) 621-6100


                        By and in exchange for Shares of

                          KEYSTONE TAX FREE INCOME FUND
                200 Berkeley Street, Boston, Massachusetts 02116
                Telephone Number (800) 343-2898 or (617) 621-6100



         This Prospectus/Proxy Statement is being furnished to the shareholders of Keystone Texas Tax Free Fund (the "Texas Fund"), a separate series or portfolio of Keystone State Tax Free Fund ("KSTFF"), in connection with the proposed tax-free reorganization of the Texas Fund into Keystone Tax Free Income Fund ("KTFIF"), whereby KTFIF will (i) acquire all of the assets of the Texas Fund in exchange for Class A, B, and C Shares (as said term is hereinafter defined) of KTFIF; and (ii) assume the liabilities of the Texas Fund. Immediately following this transfer, Class A, B, and C Shares of KTFIF will be distributed to the Class A, B, and C shareholders of the Texas Fund, respectively, in place of their Shares of the Texas Fund. The Texas Fund will then be terminated and its Shares cancelled. As a result of the proposed transaction, each class of shareholder of the Texas Fund will receive that number of full and fractional Shares of the corresponding class of Shares of KTFIF having a total net asset value, on the effective date of the proposed transaction, equal to the total net asset value of that shareholder's Shares in the Texas Fund.

         KTFIF is an open-end, diversified management investment company. KSTFF is a open-end, non-diversified management investment company. The Texas Fund is a non-diversified portfolio of KSTFF. Keystone Investment Management Company ("Keystone") serves as investment adviser to both Funds. Keystone Management, Inc., a wholly-owned subsidiary of Keystone, provides certain administrative and management services to KTFIF.

         Both Funds seek the highest possible current income exempt from federal income taxes while preserving capital. KTFIF pursues this objective by investing primarily in a relatively diverse pool of municipal bonds, consisting of debt securities issued by or on behalf of a number of different states, state agencies, or instrumentalities. In contrast, the Texas Fund pursues the same objective by investing primarily in municipal obligations of the State of Texas, its political subdivisions, agencies, and instrumentalities. Texas does not impose an income tax on individuals. Accordingly, unlike shareholders in other state municipal bond mutual funds (such as mutual funds investing primarily in California or New York municipal obligations), who are generally able to exclude their mutual fund earnings from their state income taxes, shareholders in the Texas Fund have enjoyed no such benefit. Consequently, the exchange of shares in the Texas Fund for shares in KTFIF will not have any impact on the taxes an individual shareholder pays to the State of Texas.

         This Prospectus/Proxy Statement sets forth concisely the information about KTFIF that a prospective investor should know before investing and should be retained for future reference. This Prospectus/Proxy Statement is accompanied by the Prospectus of KTFIF dated March 31, 1995, as supplemented June 1, 1995, which has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference herein. Additional information about KTFIF is contained in KTFIF's Statement of Additional Information ("SAI") dated March 31, 1995, as supplemented June 1, 1995, and in an SAI dated March 4, 1996 relating specifically to the proposed transaction, each of which has been filed with the Commission and is incorporated by reference herein. KTFIF's most recent Annual Report as filed with the Commission is also incorporated by reference herein.

         A Prospectus and SAI containing additional information about the Texas Fund, each dated May 31, 1995, as supplemented June 1, 1995, have been filed with the Commission and are incorporated by reference herein.

         Copies of any of the Prospectuses, SAIs, or Reports referred to above may be obtained without charge by writing to KTFIF at the address listed above or by calling the telephone numbers listed above.



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                          KEYSTONE TEXAS TAX FREE FUND
                                 A Portfolio of
                          KEYSTONE STATE TAX FREE FUND

                               200 Berkeley Street
                           Boston, Massachusetts 02116

                         Special Meeting of Shareholders
                            To be Held April 30, 1996



         This Prospectus/Proxy Statement is furnished to shareholders of Keystone Texas Tax Free Fund (the "Texas Fund"), a separate series or portfolio of Keystone State Tax Free Fund ("KSTFF"), in connection with the solicitation of proxies by the Board of Trustees of KSTFF to be used at a special meeting of the Texas Fund's shareholders (the "Meeting") to be held at the offices of Keystone Investment Management Company, 200 Berkeley Street, Boston, Massachusetts, on the 26th Floor, on Tuesday, April 30, 1996, at 3:00 p.m. Eastern time. This document also serves as a prospectus of Keystone Tax Free Income Fund ("KTFIF") and covers the issuance of KTFIF (as said term is hereinafter defined) Shares in connection with the proposed transaction.

         For any proxy that is properly executed and returned in time to be voted at the Meeting, the Texas Fund Shares represented thereby will be voted in accordance with the instructions thereon. In the absence of such instructions, the proxy will be voted in favor of the approval of the Agreement and Plan of Reorganization (the "Reorganization Agreement") and the transaction described therein, whereby KTFIF will (i) acquire all of the assets of the Texas Fund in exchange for Shares of KTFIF; and (ii) assume the liabilities of the Texas Fund.

         The individuals duly appointed as Proxies ("Proxies") may, in their discretion, vote upon such other matters as may come before the Meeting or any adjournments thereof. When voting proxies on a proposal to adjourn, the Proxies will consider what is in the best interest of all shareholders at that time.

         Any shareholder may revoke his or her proxy at any time before it is voted by delivering written notice of revocation or by executing and delivering a later-dated proxy to Rosemary D. Van Antwerp, Keystone Investment Management Company, 200 Berkeley Street, Boston, Massachusetts 02116, or by appearing in person at the Meeting to vote his or her Shares.

         Each Texas Fund shareholder will be entitled to one vote for each Share and a fractional vote for each fractional Share held by such shareholder. Shareholders of the Texas Fund of record at the close of business on March 4, 1996 (the "Record Date") will be entitled to notice of and to vote at the Meeting or any adjournment thereof. On the Record Date, there were 529,362 Shares of the Texas Fund outstanding.

         Proxy material is expected to be mailed to the Texas Fund shareholders on or about March 11, 1996.


VOTE REQUIRED

         Approval of the Reorganization Agreement will require the affirmative vote of the holders of (i) 67% of the Shares represented at the Meeting, if the holders of more than 50% of the outstanding Shares of the Texas Fund are represented; or (ii) more than 50% of the Texas Fund's outstanding Shares, whichever is less. Shareholders of KTFIF will not be voting on the approval of the Reorganization Agreement since their approval is not required.

         Abstentions and broker "non-votes" will be counted for purposes of determining a quorum, but will not be counted in determining approval of the Reorganization Agreement. Broker "non-votes" are proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power.


                                               IMPORTANT DEFINITIONS


"12b-1 Plan"                        A distribution plan
                                    adopted pursuant to Rule
                                    12b-1 under the Investment
                                    Company Act of 1940, as
                                    amended.

"1933 Act"                          The Securities Act of 1933, as
                                    amended.

"1934 Act"                          The Securities Exchange Act of 1934,
                                    as amended.

"1940 Act"                          The Investment Company Act of 1940,
                                    as amended.

"Effective Date"                    The effective date of the
                                    Reorganization as contemplated by
                                    the Reorganization Agreement.

"Independent Trustees"              Those members of
                                    the Board of Trustees of
                                    KSTFF or KTFIF who are not
                                    "interested persons" of
                                    such Funds, as said term is
                                    defined in the 1940 Act.

"KSTFF"                             Keystone State Tax Free Fund, 200
                                    Berkeley Street, Boston,
                                    Massachusetts 02116

"KTFIF"                             Keystone Tax Free Income Fund, 200
                                    Berkeley Street, Boston,
                                    Massachusetts 02116.

"Keystone"                          Keystone Investment Management
                                    Company (formerly named Keystone
                                    Custodian Funds, Inc.), 200 Berkeley
                                    Street, Boston, Massachusetts 02116,
                                    a wholly-owned subsidiary of
                                    Keystone Investments, Inc.  Keystone
                                    is the investment adviser of KSTFF
                                    and KTFIF and of each of the other
                                    Keystone Investments Funds.

"Keystone America Fund              A group of 16 mutual funds with
 Family"                            different investment objectives and
                                    policies that hold
                                    themselves out to investors
                                    as being related for
                                    purposes of investments,
                                    investor services, and
                                    exchange privileges, including KSTFF
                                    and KTFIF.

"Keystone Investments"              Keystone Investments, Inc. (formerly
                                    named Keystone Group, Inc.), 200
                                    Berkeley Street, Boston,
                                    Massachusetts 02116.  Keystone
                                    Investments owns all of the
                                    outstanding shares of Keystone.
                                    Keystone Investments is
                                    predominantly owned by an investor
                                    group composed of current and former
                                    members of management and certain
                                    employees of Keystone Investments
                                    and its affiliates.

"Keystone Investments Funds"        A family of mutual funds with
                                    varying investment objectives and
                                    policies, managed, advised, or
                                    administered by Keystone and/or an
                                    affiliate of Keystone.  Currently,
                                    there are more than 30 Keystone
                                    Investments Funds, including KSTFF
                                    and KTFIF.

"Keystone Management"               Keystone Management, Inc., 200
                                    Berkeley Street, Boston,
                                    Massachusetts  02116, a wholly-owned
                                    subsidiary of Keystone.  Keystone
                                    Management is the investment manager
                                    of 20 Keystone Investments Funds,
                                    including KTFIF.

"KIRC"                              Keystone Investor Resource
                                    Center, Inc., 101 Main Street,
                                    Cambridge, Massachusetts 02142, a
                                    wholly-owned subsidiary of Keystone.
                                    KIRC is the transfer agent and
                                    dividend disbursing agent for each
                                    of the Keystone Investments Funds,
                                    including KSTFF and KTFIF.

"Meeting"                           The Special Meeting of the Texas
                                    Fund shareholders to be held on
                                    Tuesday, April 30, 1996.

"Principal Underwriter"             Keystone Investment Distributors
                                    Company (formerly named Keystone
                                    Distributors, Inc.), 200 Berkeley
                                    Street, Boston, Massachusetts 02116,
                                    a wholly-owned subsidiary of
                                    Keystone.  The Principal Underwriter
                                    is the principal underwriter of
                                    KSTFF and KTFIF and of each of the
                                    other Keystone Investments Funds.

"Reorganization"                    The proposed transaction as
                                    contemplated by the Reorganization
                                    Agreement.

"Reorganization Agreement"          The Agreement and Plan of
                                    Reorganization between KSTFF and
                                    KTFIF, pursuant to which KTFIF will acquire all of the assets of the Texas Fund in exchange for Shares of KTFIF and will assume the liabilities of the Texas Fund.

"Shares"                            The Class A, B, and C
                                    shares of beneficial
                                    interest of KTFIF and the
                                    Texas Fund as well as
                                    shares of the other
                                    Keystone Investments Funds.

"Texas Fund"                        Keystone Texas Tax Free Fund, a
                                    separate series or portfolio of
                                    KSTFF, 200 Berkeley Street, Boston,
                                    Massachusetts 02116.

                                    SYNOPSIS


         The following is a summary of certain information contained in or incorporated by reference in this Prospectus/Proxy Statement. This summary is not intended to be a complete statement of all material features of the Reorganization and is qualified in its entirety by reference to the full text of this Prospectus/Proxy Statement and the documents referred to herein.

DESCRIPTION OF THE PROPOSED TRANSACTION

         The Board of Trustees of each Fund, including each Fund's Independent Trustees, have unanimously approved the Reorganization Agreement, which provides for the transfer of all of the assets of the Texas Fund to KTFIF in exchange for Shares of KTFIF as well as the assumption of the Texas Fund's liabilities by KTFIF.

         The aggregate net asset value of KTFIF Shares to be issued in exchange for the assets of the Texas Fund will be equal to the net asset value of the Texas Fund on the Effective Date. Immediately following the transfer of assets and liabilities of the Texas Fund to KTFIF, Class A, B, and C Shares of KTFIF will be distributed to the respective Class A, B, and C shareholders of the Texas Fund, and the Texas Fund will be dissolved. The Texas Fund Shares will be cancelled, and the Texas Fund will be terminated. Each shareholder in the Texas Fund will receive that percentage of the total number of the corresponding class of KTFIF Shares received by the Texas Fund equal in amount to that shareholder's percentage interest in the Texas Fund on the Effective Date. For example, Class A shareholders of the Texas Fund will receive Class A shares of KTFIF.

         The Reorganization will effectively combine the two Funds into a single fund offering three classes of Shares.

         For the reasons set forth below in "The Reorganization Reasons for the Proposed Transaction," the Board of Trustees of KSTFF, including the Independent Trustees, has concluded that the Reorganization would be in the best interests of the shareholders of the Texas Fund and has further determined that the interests of the existing shareholders of the Texas Fund will not be diluted as a result of the Reorganization.

         Accordingly, the Board of KSTFF recommends A VOTE FOR the approval of the Reorganization.

COMPARISON OF THE FUNDS


Summary of Fees and Expenses--Fee and Expense Tables

         The following tables show the current shareholder transaction fees, the annual operating expenses applicable to each Fund on an individual basis, and the annual operating expenses for KTFIF on a pro forma basis after giving effect to the Reorganization. The purpose of the KTFIF pro forma expense table is to assist a shareholder in understanding the costs and expenses that he or she may bear directly or in directly in KTFIF after giving effect to the Reorganization.

                   SHAREHOLDER TRANSACTION EXPENSES APPLICABLE
                                       TO
                          KEYSTONE TAX FREE INCOME FUND
                                       AND
                          KEYSTONE TEXAS TAX FREE FUND*



                         Class A Shares   Class B Shares       Class C Shares
                         Front End        Back End             Level
SHAREHOLDER TRANSACTION  Load Option      Load Option(1)       Load Option
EXPENSES FOR EACH FUND

Sales Charge . . . . .   4.75%(2)         None                 None
 (as a percentage of
 offering price)

Contingent Deferred
 Sales Charge . . . .    0.00%(3)         5.00% in the first   1.00% in the
 (as a percentage                         year declining to    first year and
 of the lesser of                         1.00% in the sixth   0.00% thereafter
 cost or market                           year and 0.00%
 value of shares                          thereafter
 redeemed)

Exchange Fee             $10.00           $10.00               $10.00
 (per exchange)(4)

1 Class B Shares purchased on or after June 1, 1995 convert tax free to Class A Shares after eight years.

2 The sales charge applied to purchases of Class A Shares declines as the amount invested increases.

3 Purchases of Class A Shares in the amount of $1,000,000 or more and/or purchases made by certain qualifying retirement or other plans are not subject to a sales charge, but may be subject to a contingent deferred sales charge.

4 There is no fee for exchange orders received by a Fund directly from a shareholder over the Keystone Automated Response Line.

                               EXPENSE TABLES FOR
                          KEYSTONE TAX FREE INCOME FUND
                                       AND
                          KEYSTONE TEXAS TAX FREE FUND*


                                    Class A        Class B      Class C
                                    Shares         Shares       Shares

ANNUAL FUND OPERATING EXPENSES
KTFIF(1)

 (as a percentage of average
  net assets)
Management Fees  . . . . . . .       0.61%         0.61%        0.61%
12b-1 Fees . . . . . . . . . .       0.25%         1.00%(2)     1.00%(2)
Other Expenses . . . . . . . .       0.33%         0.35%        0.35%
                                     -----         -----        -----
Total Fund Operating Expenses        1.19%         1.96%        1.96%
                                     =====         =====        =====

Examples(3)                         1 Year   3 Years   5 Years   10 Years
                                    ----     -------   -------  --------
You would pay the following
expenses on a $1,000
investment, assuming
(1) 5% annual return and
(2) redemption at the end
of each period:
         Class A . . . . . . .       $59       $83      $110      $185
         Class B . . . . . . .       $70       $92      $126      $209
         Class C . . . . . . .       $30       $62      $106      $229

You would pay the following
expenses on a $1,000
investment, assuming no
redemption at the end
of each period:
         Class A . . . . . . .       $59       $83      $110      $185
         Class B . . . . . . .       $20       $62      $106      $209
         Class C . . . . . . .       $20       $62      $106      $229




* Please see footnotes following pro forma fee table.

ANNUAL FUND OPERATING EXPENSES
TEXAS FUND(1)

 (After Expense Reimbursements)
 (as a percentage of average net assets)
Management Fees . . . . . . . . . . . .       0.55%     0.55%     0.55%
12b-1 Fees . . . . . . . . . . . . . . .      0.15%     0.90%(2)  0.90%(2)
Other Expenses . . . . . . . . . . . . .      0.05%     0.05%     0.05%
                                             -----     -----     -----
Total Fund Operating Expenses  . . . . .      0.75%     1.50%     1.50%
                                             =====     =====     =====

Examples(3)                         1 Year    3 Years   5 Years   10 Years
                                     ------   -------   -------  --------
You would pay the following
expenses on a $1,000 investment,
assuming (1) 5% annual return
and (2) redemption at the end
of each period:
         Class A . . . . . . . . . .  $55       $70       $87      $136
         Class B . . . . . . . . . .  $65       $77      $102      $159
         Class C . . . . . . . . . .  $25       $47       $82      $179

You would pay the following
expenses on a $1,000 investment,
assuming no redemption at the
end of each period:
         Class A . . . . . . . . . .  $55       $70       $87      $136
         Class B . . . . . . . . . .  $15       $47       $82      $159
         Class C . . . . . . . . . .  $15       $47       $82      $179


Amounts shown in the example should not be considered a representation of past or future expenses; actual expenses may be greater or less than those shown.


* Please see footnotes following pro forma fee table.


         To summarize, for the fiscal year ended November 30, 1995, KTFIF's Class A, B, and C Shares each paid 1.19%, 1.96%, and 1.96%, respectively, of average daily net assets in expenses. After expense reimbursements made by Keystone in connection with certain voluntary expense limitations, for the fiscal year ended March 31, 1995, the Texas Fund's Class A, B, and C Shares each paid 0.75%, 1.50%, and 1.50%, respectively, of average daily net assets in expenses. Absent such voluntary expense limitations, expenses for the Texas Fund's Class A, B, and C Shares would have been 2.57%, 3.36%, and 3.28%, respectively .

                             PRO FORMA EXPENSE TABLE
                                       FOR
                          KEYSTONE TAX FREE INCOME FUND


                                   Class A       Class B         Class C
                                   Shares        Shares          Shares

ANNUAL FUND OPERATING EXPENSES(1)
 (as a percentage of average
  net assets)
Management Fees  . . . . . . . .   0.61%         0.61%           0.61%
12b-1 Fees . . . . . . . . . . .   0.25%         1.00%(2)        1.00%(2)
Other Expenses . . . . . . . . .   0.32%         0.32%           0.32%
                                   -----         -----           -----
Total Fund Operating Expenses  .   1.18%         1.93%           1.93%
                                   =====         =====           =====

Examples(3)                        1 Year    3 Years   5 Years   10 Years
                                   ------   -------   -------  --------
You would pay the following
expenses on a $1,000
investment, assuming
(1) 5% annual return and
(2) redemption
at the end of each period:
         Class A . . . . . . . .    $59       $83      $109      $184
         Class B . . . . . . . .    $70       $91      $124      $206
         Class C . . . . . . . .    $30       $61      $104      $225
You would pay the following
expenses on a $1,000 investment,
assuming no redemption at the
end of each period:
         Class A . . . . . . . .    $59       $83      $109      $184
         Class B . . . . . . . .    $20       $61      $104      $206
         Class C . . . . . . . .    $20       $61      $104      $225

         Amounts shown in the example should not be considered a representation of past or future expenses; actual expenses may be greater or less than those shown.


1 Expense ratios for KTFIF are for the Fund's fiscal year ended November 30, 1995. Expense ratios for the Texas Fund are for the Fund's fiscal year ended March 31, 1995 after giving effect to the reimbursement by Keystone of expenses in accordance with certain voluntary expense limitations. Currently, Keystone has voluntarily limited expenses of the Texas Fund's Class A, B, and C Shares to 0.75%, 1.50%, and 1.50% (respectively) of average daily net assets of each such class. Keystone is under no obligation to maintain these limits. Keystone currently intends to continue the expense limits on a calendar month by month basis. Keystone will periodically evaluate the foregoing expense limits and may modify or terminate them in the future. Absent the voluntary expense limits, expense ratios for the fiscal year ended March 31, 1995 for Texas Fund's Class A, B, and C Shares would have been 2.57%, 3.36%, and 3.28%, respectively. The pro forma expense ratios for KTFIF after giving effect to the Reorganization are estimated for the Fund's fiscal year ending November 30, 1996. KTFIF Total Fund Operating Expenses include indirectly paid expenses.

2 Long term shareholders may pay more than the equivalent of the maximum front end sales charges permitted by the National Association of Securities Dealers, Inc. ("NASD").

3 The Securities and Exchange Commission requires use of a 5% annual return figure for purposes of this example. Actual return for a Fund may be greater or less than 5%.

Investment Advisory and Management Fees

         Keystone serves as the investment adviser to both Funds. Keystone Management serves as the investment manager to KTFIF only.


KTFIF Advisory Fees

         Keystone Management serves as the investment manager to KTFIF. Pursuant to its Investment Advisory Agreement with Keystone (the "Advisory Agreement"), Keystone Management has delegated its investment management functions, except for certain administrative and management services, to Keystone.

         KTFIF pays Keystone Management for its services at the annual rate set forth below:

                                                Aggregate Net Asset
                                                Value of the Shares
Management Fee             Income               of the Fund

                 2% of Gross Dividend and
                   Interest Income plus

0.50% of the first                              $100,000,000, plus
0.45% of the next                               $100,000,000, plus
0.40% of the next                               $100,000,000, plus
0.35% of the next                               $100,000,000, plus
0.30% of the next                               $100,000,000, plus
0.25% of amounts over                           $500,000,000

computed as of the close of business each business day and paid or accrued daily.

         For the fiscal year ended November 30, 1995, KTFIF paid Keystone Management fees of $919,802, which represented 0.61% of KTFIF's average daily net assets.

         Pursuant to the Advisory Agreement, Keystone receives an annual fee representing 85% of the management fee received by Keystone Management from KTFIF. For the fiscal year ended November 30, 1995, for services rendered to KTFIF, Keystone Management paid Keystone $781,832.

Texas Fund Advisory Fees

         Keystone serves as the investment adviser to the Texas Fund. Pursuant to an Investment Advisory and Management Agreement with KSTFF, Keystone provides investment advisory and management services to the Texas Fund.

         The Texas Fund pays Keystone a fee for its services at the annual rate set forth below:

                                                Aggregate Net Asset
                                                Value of the Shares
Management Fee                                  of the Fund

0.55% of the first                              $ 50,000,000, plus
0.50% of the next                               $ 50,000,000, plus
0.45% of the next                               $100,000,000, plus
0.40% of the next                               $100,000,000, plus
0.35% of the next                               $100,000,000, plus
0.30% of the next                               $100,000,000, plus
0.25% of amounts over                           $500,000,000

computed as of the close of business each business day and paid daily.

         For the fiscal year ended March 31, 1995, the Texas Fund paid or accrued to Keystone investment management and service fees of $25,402, which represented 0.55% of the Texas Fund's average daily net assets.

         The Funds' investment advisory and management fees are separate from and do not include the costs of custody, transfer agency, and other expenses. See "Other Significant Fees and Expenses" below.


Other Significant Fees and Expenses

         In addition to the investment advisory and management fees described above, each Fund's principal expenses include, but are not limited to, (i) expenses of its transfer agent (KIRC), custodian bank (State Street Bank and Trust Company), and independent auditors (KPMG Peat Marwick LLP); (ii) expenses under its 12b-1 Plans; (iii) fees of its Independent Trustees; (iv) fees payable to government agencies; (v) expenses of preparing, printing, and mailing Fund prospectuses, notices, reports, and proxy material; and (vi) certain extraordinary expenses. In addition to such expenses, each Fund pays its brokerage commissions, interest charges, and taxes.

Performance Data

         The total returns for the Texas Fund's Class A, B, and C Shares for the Fund's fiscal year ended March 31, 1995 were 5.66%, 5.01%, and 5.14%, respectively. Total returns for KTFIF's Class A, B, and C Shares for the Fund's fiscal year ended November 30, 1995 were 18.71%, 17.84%, and 17.84%, respectively. The foregoing total returns exclude applicable sales charges.


Investment Objectives and Policies

         The Funds have the same investment objective: each Fund seeks the highest possible current income, exempt from federal income taxes, while preserving capital. The Funds principally differ in that KTFIF, unlike the Texas Fund, does not seek to achieve its investment objective by investing primarily in Texas municipal bonds.

         To achieve its investment objective, KTFIF generally invests in a diverse portfolio of municipal bonds. More specifically, KTFIF invests substantially all and, under ordinary circumstances, at least 80% of its assets in federally tax-exempt obligations, including municipal bonds and notes and tax-exempt commercial paper (municipal bonds), which are obligations issued by or on behalf of states, territories, and possessions of the United States ("U.S."), the District of Columbia, and their political subdivisions, agencies, and instrumentalities, the interest from which is, in the opinion of counsel to the issuers of such bonds, exempt from federal income taxes.

         To achieve the same investment objective, the Texas Fund generally invests in Texas municipal bonds. More specifically, under ordinary circumstances, the Texas Fund invests substantially all and at least 80% of its assets in municipal obligations of the State of Texas that are exempt from federal income taxes. Such securities include debt obligations of the State of Texas and its political subdivisions, agencies, authorities, and instrumentalities. Unlike KTFIF, the Texas Fund is not "diversified" as that term is defined under the 1940 Act.

         In addition, each Fund invests in municipal bonds only if, at the date of investment, they are rated within the four highest grades by Standard & Poor's Corporation (AAA, AA, A and BBB), by Moody's Investors Service, Inc. (Aaa, Aa A and Baa), or by Fitch Investors Service, Inc. - Municipal Division (AAA, AA, A and BBB), or, if not rated, are of comparable quality to obligations so rated as determined by Keystone.

         Moreover, in furtherance of their investment objectives, both Funds may use certain "derivative instruments," including structured securities.

         In summary, excepting the Texas Fund's strict geographic focus, both Funds invest in the same kinds of securities and use the same types of investment techniques.

         For a more complete discussion of the Funds' investment objectives, policies, restrictions, permitted investments, and investment techniques, see "Investment Restrictions" below, "Information About the Funds," and each Fund's Prospectus and SAI.


Investment Restrictions

         Each of the Funds has certain fundamental investment restrictions that may not be changed without the vote of a 1940 Act majority of the Fund's outstanding voting shares. Except as noted below, KSTFF's and KTFIF's fundamental investment restrictions are substantially the same. KTFIF differs from KSTFF in that KTFIF is subject to the additional fundamental restrictions set forth below.

         KTFIF may not:

         (1) purchase any security (other than U.S. government securities) of any issuer if as a result more than 5% of its total assets would be invested in securities of the issuer, except that up to 25% of its total assets may be invested without regard to this limit;

         (2) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or of securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short;

         (3) pledge more than 15% of its net assets to secure indebtedness; the purchase or sale of securities on a "when issued" basis, or collateral arrangement with respect to the writing of options on securities, are not deemed to be a pledge of assets; and

         (4) invest more than 5% of its total assets in securities of any company having a record, together with its predecessors, of less than three years of continuous operation.

         For a more complete discussion of the Funds' investment restrictions, see "Information About the Funds" and each Fund's Prospectus and SAI.


Purchase and Redemption Procedures, Deferred Sales Charges, and
Exchange Rights

         Generally, each Fund offers three classes of Shares:


Class A Shares - Front End Load Option

         Class A Shares are sold with a sales charge at the time of purchase. With certain exceptions, Class A Shares are not subject to a deferred sales charge when redeemed.

Class B Shares - Back End Load Option

         Class B Shares are sold without a sales charge at the time of purchase, but are, with certain exceptions, subject to a contingent deferred sales charge when redeemed. Class B Shares purchased on or after June 1, 1995 are subject to a deferred sales charge upon redemption during the 72 month period commencing from and including the month of purchase at rates ranging from a maximum of 5% of amounts redeemed during the first 12 month period after purchase to 1% of amounts redeemed during the sixth twelve month period after purchase.

Class C Shares - Level Load Option

         Class C Shares are sold without a sales charge at the time of purchase, but, with certain exceptions, are subject to a deferred sales charge if they are redeemed within one year after the date of purchase. Class C Shares are available only through dealers who have entered into special distribution agreements with the Principal Underwriter.

         Shares of the Texas Fund and of KTFIF may be purchased in exactly the same manner. See "How to Buy Shares" in the accompanying KTFIF Prospectus.

         With respect to Class B and Class C Shares, no deferred sales charge is imposed on amounts redeemed after the lapsing of the above described periods or on shares purchased through reinvestment of dividends and distributions.

         If imposed, the deferred sales charge is deducted from the redemption proceeds otherwise payable to the shareholder.

         Redemptions for both Funds may be made by submitting a redemption request to KIRC or to the shareholder's broker-dealer. See "How to Redeem Shares" in the accompanying KTFIF Prospectus.

         The Texas Fund Shares and KTFIF Shares have the same exchange rights. Subject to certain limitations, such Shares may be exchanged for Shares of any of the other funds in the Keystone America Fund Family on the basis of their respective net asset values. See "Shareholder Services" in the accompanying KTFIF Prospectus.

         In the proposed Reorganization, shareholders of the Texas Fund will receive the corresponding class of Shares of KTFIF that they currently hold in the Texas Fund. As indicated above, the Class A, B, and C Shares of KTFIF have identical arrangements with respect to the imposition of initial and contingent deferred sales charges as the comparable class of Shares of the Texas Fund. Because the Reorganization will be effected at net asset value without the imposition of an initial sales charge, Class A KTFIF Shares acquired by Class A shareholders of the Texas Fund pursuant to the proposed Reorganization will not be subject to any initial sales charge as a result of the Reorganization. KTFIF Shares issued pursuant to the Reorganization that replace Texas Fund Shares still subject to a contingent deferred sales charge will still be subject to that charge.

Distribution Procedures and Payments

         The Texas Fund and KTFIF have adopted substantially similar 12b-1 Distribution Plans with regard to their respective Class A, B, and C Shares, pursuant to which they incur certain distribution related expenses.

         Each Fund's Class A Distribution Plan provides for expenditures by the Fund to pay costs related to sales of its Class A Shares, including shareholder service fees. For KTFIF, expenses are currently limited to 0.25% annually of the average daily net asset value of Class A Shares. For the Texas Fund, expenses are currently limited to 0.15% annually of the average daily net asset value of Class A Shares.

         Each Fund's Class B Distribution Plans provide for expenditures by the Fund at an annual rate of up to 1.00% of the average daily net asset value of Class B Shares to pay costs related to sales of its Class B Shares, including commissions and shareholder service fees. For the Texas Fund, expenses incurred under its Class B Distribution Plans are currently limited to 0.90% annually of the average daily net asset value of Class B Shares.

         Each Fund's Class C Distribution Plan provides for expenditures by the Fund at an annual rate of up to 1.00% of the average daily net asset value of

Class C Shares to pay costs related to sales of its Class C Shares, including commissions and shareholder service fees. For the Texas Fund, expenses incurred under its Class C Distribution Plan are currently limited to 0.90% of the average daily net asset value of Class C Shares.

         The NASD limits annual distribution expenditures to 1.00%, of which 0.75% may be used to pay distribution costs and 0.25% may be used to pay shareholder service fees. The aggregate amount that each Fund may pay for such distribution costs is limited to 6.25% of gross Share sales since the inception of the Fund's Distribution Plan, plus interest at the prime rate plus 1.00% on such amounts (less any contingent deferred sales charges paid by shareholders to the Principal Underwriter) remaining unpaid from time to time.

         Payments under each Fund's Distribution Plans are currently made to the Principal Underwriter (which may reallow all or part to others, such as dealers)
(1) as commissions for Fund Shares sold, and/or (2) as shareholder service fees in respect of Shares maintained by the recipients on each of the Fund's books for specified periods. Amounts paid or accrued to the Principal Underwriter under (1) and (2) in the aggregate may not exceed the annual limitations discussed above.

         With respect to the Class B Shares of both Funds, the Principal Underwriter generally reallows to brokers or others a commission in the amount of 4.00% of the price paid for each Class B Share sold plus the first year's service fee in advance in the amount of 0.25% of the price paid for each KTFIF Class B Share sold and 0.15% of the price paid for each Texas Fund Class B Share sold.

         With respect to the Class C Shares of both Funds, the Principal Underwriter generally reallows to brokers or others a commission in the amount of 0.75% of the price paid for each Class C Share sold plus the first year's service fee in advance in the amount of 0.25% of the price paid for each Class C Share sold.

         After the Reorganization, it is anticipated that the commissions that the Principal Underwriter will pay brokers or others for KTFIF Share sales and shareholder service fees will remain the same as currently in effect for KTFIF Shares.

         For more information, see "Distribution Plans" in the accompanying KTFIF Prospectus.


Dividends and Distributions

         Each shareholder of the Texas Fund who becomes a shareholder of KTFIF will be entitled to dividends and distributions of KTFIF.

         The Texas Fund declares dividends from net investment income daily and distributes such dividends monthly and declares and distributes all net realized long term capital gains annually.

         KTFIF declares and distributes dividends from net investment income monthly and declares and distributes all net realized long term capital gains annually.

         For both Funds, distributions are payable in Shares of the relevant Fund, or, at the shareholder's option (which must be exercised before the record date for the distribution), in cash. Fund distributions in the form of additional Shares are made at net asset value without the imposition of a sales charge.

         Unless a Texas Fund shareholder instructs or has instructed otherwise, any distributions paid after the Effective Date will be automatically reinvested in additional Shares of KTFIF without a sales charge. Texas Fund shareholders will be deemed to have elected to receive dividends and distributions in the same manner that he or she receives dividends and distributions on his or her Texas Fund Shares. After the Reorganization, shareholders may elect, at any time, to change the manner in which their dividends and distributions are paid. See "Dividends and Taxes" in the accompanying KTFIF Prospectus.


Portfolio Manager

         Daniel A. Rabasco, the current portfolio manager of the Texas Fund, is also responsible for the day to day portfolio management of KTFIF. Mr. Rabasco is a Keystone Vice President with more than 7 years of investment experience.


TAX CONSEQUENCES

         In the opinion of Sullivan & Worcester, legal counsel to the Texas Fund, the Reorganization will constitute a tax free reorganization pursuant to
Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). No gain or loss will be recognized by the Texas Fund or its shareholders as a result of the Reorganization. The tax basis and holding period of the KTFIF Shares received by the Texas Fund shareholders will be the same as the tax basis and holding period of the Texas Fund Shares surrendered therefor. In addition, the tax basis and holding period of the assets of the Texas Fund in the hands of KTFIF will be the same as the tax basis and holding period of such assets in the hands of the Texas Fund prior to the Reorganization. See "The Reorganization -- Federal Income Tax Consequences."

         Texas does not impose an income tax on individuals. Accordingly, unlike shareholders in other state municipal bond mutual funds (such as mutual funds investing primarily in California or New York municipal obligations), who are generally able to exclude their mutual fund earnings from their state income taxes, shareholders in the Texas Fund have enjoyed no such benefit. Consequently, the exchange of Shares in the Texas Fund for Shares in KTFIF will not have any impact on the taxes an individual shareholder pays to the State of Texas.

         While Texas does not impose an income tax on corporations, it does impose a corporate franchise tax on corporations that do business in Texas or are chartered or authorized to do business in Texas. The corporate franchise tax imposed on those corporations is based on the corporations "net taxable capital" apportioned to Texas or the corporation's "net taxable earned surplus" apportioned to Texas. Since neither earnings from the Texas Fund nor earnings from KTFIF are considered gross receipts apportioned to Texas for purposes of computing a corporation's "net taxable capital" apportioned to Texas, the exchange of Shares in the Texas Fund for Shares in KTFIF will not have any impact on the taxes a corporate shareholder pays to the State of Texas based on "net taxable capital." The amount of "net taxable earned surplus" is based generally on the corporation's "reportable federal taxable income" as computed under the Internal Revenue Code. Since all "exempt interest dividends" excluded from reportable federal taxable income by federal law are likewise excluded from the net taxable earned surplus component upon which the Texas corporate franchise tax may be imposed, the exchange of Shares in the Texas Fund for Shares in KTFIF will not have any impact on the taxes a corporate shareholder pays to the State of Texas based on "net taxable earned surplus."


                       PRINCIPAL RISK FACTORS


         Excepting the Texas Fund's emphasis on Texas debt securities and its non-diversified status, the investment objectives, policies, and techniques of the Texas Fund and KTFIF are substantially similar. Both Funds invest in the same kinds of securities and use the same types of investment techniques. Accordingly, the investment risks for both Funds are substantially similar. Indeed, KTFIF's more broadly diversified portfolio may make it less susceptible than the Texas Fund to adverse economic, political, or regulatory developments.

         The principal risk factor of investing in either the Texas Fund or KTFIF is that the net asset value upon which the value of Shares is based will increase or decrease in response to changes in economic conditions, interest rates, and the market's perception of the Fund's underlying portfolio securities.

         More specifically, the market value of the Funds' fixed income securities investments may vary inversely to changes in prevailing interest rates. In addition, the ability of each Fund to achieve its investment objective is dependent upon the continuing ability of issuers of municipal bonds held in the Fund's portfolio to meet their continuing obligation to pay interest and principal when due. Furthermore, from time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future, which, if enacted, could materially affect the availability of municipal bonds for investment by the Funds and the value of each Fund's portfolio.

         Both Funds invest in securities with similar maturities, and both Funds use substantially identical procedures for the valuation of portfolio securities.

         Both Funds may enter into repurchase agreements and reverse repurchase agreements, firm commitment agreements for securities and currencies, options transactions, currency, and other financial futures contracts and related options transactions for hedging purposes, and, in furtherance of their investment objectives, certain other types of derivative instruments, including structured securities. Both Funds may also invest in obligations denominated in foreign currencies that are exempt from federal income tax. Each of these investment techniques involve certain investment risks.

         There are risks associated with any investment program, and there can be no assurance that KTFIF will achieve its investment objective.

         Each Fund's Prospectus contains a discussion of the Fund's investment risks in the section entitled "Risk Factors." See also the "Additional Investment Information" section at the back of the accompanying KTFIF Prospectus.


                          THE REORGANIZATION


REASONS FOR THE PROPOSED TRANSACTION

          The Board of Trustees of the Texas Fund, including all of the Fund's Independent Trustees, has determined that the tax-free Reorganization would be in the best interests of the Fund, would not dilute the interests of the Fund's shareholders, and would not impose an unfair burden on the Fund.

         The Board of Trustees has proposed the transaction in the interest of providing a cost effective investment alternative for the Texas Fund shareholders. As KTFIF shareholders, the Texas Fund shareholders can continue to pursue the highest possible current income, exempt from federal income taxes, while preserving capital. Continuity of investment management as well as all other investor services (including exchange privileges with the other funds in the Keystone America Fund Family) currently provided to the Texas Fund will be maintained.

         The combination of the two Funds should permit the Texas Fund shareholders, as shareholders of KTFIF, to pursue the same investment objective in a larger fund with the following resulting advantages (although no assurance can be given that these benefits will be obtained):

         (1) Economies of scale - The proposed reorganization is expected to reduce operating expenses for the Texas Fund. Investment management and custodial fees are reduced as the asset base reaches certain levels, thus decreasing as assets increase. Fixed expenses such as accounting, legal, and printing costs will be spread over a larger asset base resulting in per share expense reductions or economies of scale. For example, KTFIF's Class A, B, and C pro forma annual operating expense ratios, after giving effect to the Reorganization, are estimated to be 1.18%, 1.93%, and 1.93%, respectively, of each class's average net assets. In contrast, the Texas Fund's unsubsidized Class A, B, and C annual operating expense ratios for its most recently completed fiscal year were 2.57%, 3.36%, and 3.28%, respectively, of each class's average net assets.

         As of December 31, 1995, the Texas Fund's net assets were approximately $5.6 million, and KTFIF's net assets were approximately $147.0 million.

         (2) Increased investment opportunities - It is expected that the combined Fund will be more easily and efficiently managed. A larger single asset base reduces transaction costs, might result in reduced portfolio turnover, and provides the opportunity to obtain a wider variety of investments.

         (3) Facilitate marketing and distribution efforts - It is expected that the combined Fund will facilitate marketing and distribution efforts with a view toward increasing the asset base, which in turn will benefit shareholders as described in (1) and (2) above.

         The Board of Trustees of KSTFF based their decision to recommend the Reorganization on a number of factors, including the following:

        (1) projected expense ratios and information regarding fees and expenses of the Texas Fund and KTFIF;

        (2) the terms and conditions of the Reorganization and whether it would result in dilution of the interests of the Texas Fund shareholders;

        (3) the compatibility of the Texas Fund, its investment objective, policies, and restrictions with those of KTFIF;

        (4)       the costs to the Texas Fund of the Reorganization;

        (5) the tax consequences to the Texas Fund and its shareholders resulting from the Reorganization;

        (6) the availability to KTFIF shareholders of shareholder services identical to those available to the Texas Fund shareholders; and

        (7) the possible investment benefits to be gained from a single larger fund.

AGREEMENT ON THE TRANSFER OF ASSETS

         The terms and conditions under which the Reorganization are to be consummated are set forth in the Reorganization Agreement. Significant provisions of the Reorganization Agreement are summarized below. This summary, however, is qualified in its entirety by reference to the Reorganization Agreement, a copy of which is attached hereto as Exhibit A.

         The Reorganization Agreement provides that all of the assets of the Texas Fund will be transferred to KTFIF in exchange for Shares of KTFIF and the liabilities of the Texas Fund will be assumed by KTFIF on the Effective Date (the later of (i) receipt of all necessary regulatory approvals, (ii) final adjournment of the meeting of the shareholders of the Texas Fund at which the Reorganization Agreement will be considered so long as the Reorganization Agreement is approved by the shareholders, or (iii) such later date as the parties to the Reorganization Agreement may mutually agree upon).

         The number of full and fractional Class A, B, and C KTFIF Shares to be delivered to the Texas Fund shareholders will be determined on the basis of the relative net asset values of the

Class A, B, and C Shares of KTFIF and the Texas Fund as of the close of business on the New York Stock Exchange on the Effective Date. The net asset value of a KTFIF Share will be determined in the manner set forth in KTFIF's Prospectus, a copy of which accompanies this Prospectus/Proxy Statement, except that such computation will be made to the nearest hundredth of a cent. The valuation practices of KTFIF are described under "Pricing Shares" in KTFIF's Prospectus. The assets and liabilities of the Texas Fund will be valued in the same manner as that used with respect to the valuation of the assets and liabilities of KTFIF. The valuation procedures of both Funds are substantially identical. The value of the Shares of the Texas Fund will be computed to the nearest hundredth of a cent.

         Under the Reorganization Agreement, (i) all of the assets and liabilities of the Texas Fund will be exchanged for Class A, B, and C Shares of KTFIF; (ii) KTFIF Class A, B, and C Shares will be distributed to the Class A, B, and C shareholders of the Texas Fund, respectively, as of the close of business on the Effective Date; and (iii) the Texas Fund will be liquidated. The distribution of KTFIF Class A, B, and C Shares will be accomplished by the establishment of open accounts on the records of KTFIF in the name of each Class A, B, and C shareholder of the Texas Fund representing the respective pro rata number of the appropriate Class of Shares of KTFIF due such shareholder. Fractional Shares of KTFIF will be carried to the third decimal place. After the Effective Date, KTFIF Share certificates will be issued only upon written request, and such requests must be accompanied by any Share certificates issued for Texas Fund Shares held by the investor.

         The Board of Trustees of KSTFF, including all of the Independent Trustees, has determined that the interests of the existing shareholders of the Texas Fund will not be diluted as a result of the Reorganization, and that the Reorganization is in the best interests of the Texas Fund shareholders. The Board of Trustees of KTFIF, including all of the Independent Trustees, has made the same determinations with respect to the interests of the existing shareholders of KTFIF.

         The consummation of the Reorganization is subject to a number of conditions set forth in the Reorganization Agreement. Notwithstanding approval by shareholders of the Texas Fund, the Reorganization Agreement may be terminated at any time prior to the consummation of the Reorganization, without liability on the part of either party or its respective Trustees, officers or shareholders, by either party on written notice to the other party if circumstances should develop that, in the opinion of the Funds, make proceeding with the Reorganization inadvisable. The Reorganization Agreement may be amended, waived, or supplemented in such manner as may be mutually agreed upon by the authorized officers of the Funds; provided, however, that following the approval of the Reorganization Agreement by the Texas Fund shareholders, no such amendment, waiver or supplement may have the effect of substantially changing the provisions of the Reorganization Agreement.

         KTFIF will pay the expenses (consisting primarily of legal, accounting, custodian, and transfer agent fees, as well as printing and mailing and other expenses in connection with the registration of KTFIF Shares under the 1933 Act) incurred by it in connection with the Reorganization. The Texas Fund will pay the expenses of printing and mailing this Prospectus/Proxy Statement and other material to the Texas Fund shareholders as well as the expenses of conducting additional proxy solicitations and any other fees or expenses incurred by it as a result of the Reorganization.


DESCRIPTION OF THE SECURITIES TO BE ISSUED

         KTFIF is an open-end, diversified management investment company organized as a Massachusetts business trust. KTFIF currently offers and issues to the public Class A, B, and C Shares. After the Reorganization, KTFIF will continue to offer and issue all three classes. Each class participates in dividends and distributions. Each class has equal voting, liquidation, and other rights, including rights of appraisal, except (i) expenses related to the distribution of each class of Shares, or other expenses that the Board of Trustees may designate as class expenses from time to time, are borne solely by each class; (ii) each class of Shares has exclusive voting rights with respect to its 12b-1 Plan; (iii) each class has different exchange privileges; and (iv) each class generally has a different designation. Subject to certain limitations, KTFIF Shares may be exchanged for the same class of Shares of other members of the Keystone America Fund Family and Keystone Liquid Trust, but will have no other preference, conversion, exchange, or preemptive rights.

         KTFIF shareholders are entitled to one vote for each full Share owned and fractional votes for fractional Shares. Shares of the Fund vote together except when required by law to vote separately by series or class. The Fund is not required to hold annual meetings. The Fund will hold special meetings from time to time as required under its Declaration of Trust and the 1940 Act. A special meeting of shareholders will be held when 10% of the outstanding Shares request a meeting for the purpose of removing a Trustee.

         Under Massachusetts law, it is possible that a KTFIF shareholder may be held personally liable for the Fund's obligations. The Fund's Declaration of Trust provides, however, that shareholders shall not be subject to any personal liability for the Fund's obligations and provides indemnification from the Fund assets for any shareholder held personally liable for the Fund's obligations. Disclaimers of such liability are included in each Fund agreement.

         The foregoing is only a summary of certain of the provisions of KTFIF's Declaration of Trust and By-laws. Shareholders should refer to the provisions of the Declaration of Trust and By-laws for their full terms.


FEDERAL INCOME TAX CONSEQUENCES

         The completion of the Reorganization is contingent upon the receipt by KSTFF and KTFIF of a tax opinion from Sullivan & Worcester that, on the basis of the existing provisions of the Internal Revenue Code, Treasury regulations, current administrative rules, and court decisions, for federal income tax purposes, substantially addresses the following: KSTFF and KTFIF: (i) no gain or loss will be recognized by the Texas Fund or KTFIF as a result of the Reorganization; (ii) the basis of the assets of the Texas Fund in the hands of KTFIF will be the same as the basis of those assets in the hands of the Texas Fund immediately prior to the Reorganization; (iii) the holding period of the Texas Fund's assets in the hands of KTFIF will include the period during which the assets were held by the Texas Fund; (iv) no gain or loss will be recognized by shareholders of the Texas Fund as a result of the Reorganization; (v) the basis of KTFIF Shares received by the Texas Fund shareholders will be the same as the basis of the Texas Fund Shares surrendered therefor; and (vi) the holding period of KTFIF Shares received by the Texas Fund shareholders will include the holding period during which the Texas Fund Shares surrendered in exchange therefor were held, provided that such Shares were held as a capital asset in the hands of the Texas Fund shareholders on the date of the Reorganization.

         As of January 23, 1996, the Texas Fund had available, for federal income tax purposes, unused capital loss carry forwards of $80,704 expiring in 2002. As a result of the Reorganization, the unused capital loss carryforwards will become tax attributes of KTFIF, and the utilization of the carryforwards will benefit all the shareholders of KTFIF. If the Reorganization is consummated, KTFIF will be constrained, however, in the extent to which it can use the capital loss carryforwards of the Texas Fund because of limitations imposed by the Internal Revenue Code upon the occurrence of an "ownership change." KTFIF should be able to use, in each year from 1996 through 2002, capital loss carryforwards in an amount equal to the value of the Texas Fund on the date of the Reorganization multiplied by a long-term tax-exempt rate calculated by the Internal Revenue Service (currently about 6%). If the amount of such losses is not used in one year, it may be added to the amount available for use in the next year.

         See also "Synopsis--Tax Consequences."

         The Texas Fund shareholders should consult their tax advisers regarding the tax effects, if any, of the proposed Reorganization in light of their individual circumstances. Since the foregoing discussion relates only to the federal income tax consequences of the Reorganization, shareholders of the Texas Fund should also consult their tax advisers as to the state and local tax consequences, if any, of the Reorganization.

CAPITALIZATION

         The following table shows the capitalization of KTFIF and the Texas Fund as of December 31, 1995 and on a pro forma basis as of that date after giving effect to the proposed acquisition of assets of the Texas Fund at the then net asset value per Share. The pro forma data reflects an exchange ratio of 1.07, 1.06, and 1.06 for the KTFIF Class A, B, and C Shares, respectively, issued for each Class A, B, and C Share, respectively, of the Texas Fund:

                                                          Pro Forma
                      KTFIF             The Texas Fund    Combined

Total Net Assets

         Class A      $ 94,012,938      $1,492,294        $ 95,505,232
         Class B      $ 33,419,936      $3,792,523        $ 37,212,459
         Class C      $ 19,723,630      $  343,218        $ 20,066,848
         Total        $147,156,504      $5,628,035        $152,784,539

Net Asset Value
per Share

         Class A      $ 10.10           $ 10.78           $10.10
         Class B      $ 10.01           $ 10.64           $10.01
         Class C      $ 10.02           $ 10.63           $10.02

Total Shares
Outstanding

         Class A       9,307,653           138,477         9,455,453
         Class B       3,337,184           356,548         3,716,172
         Class C       1,969,174            32,302         2,003,442
         Total        14,614,011           527,327        15,175,067

         The table above should not be relied upon to reflect the number of Shares to be received in the Reorganization; the actual number of Shares to be received will depend upon the net asset value and number of Shares outstanding of each Fund at the time of the Reorganization.


                           INFORMATION ABOUT THE FUNDS


KEYSTONE TAX FREE INCOME FUND

         Information about KTFIF is included in its Prospectus dated March 31, 1995, as supplemented June 1, 1995, which is incorporated by reference herein and a copy of which accompanies this

Prospectus/Proxy Statement. Additional information about KTFIF is included in its SAI dated March 31, 1995, as supplemented June 1, 1995, and in the SAI dated March 4, 1996, relating to the Reorganization, each of which is incorporated by reference herein. Information about KTFIF is also included in its most recent Annual Report, which is incorporated by reference herein. Important information about the Fund's performance for its most recent fiscal year is contained in management's discussion of the same attached hereto as Exhibit B. Copies of KTFIF's SAIs and Annual Report may be obtained without charge by writing to KTFIF at the address listed at the front of this Prospectus/Proxy Statement or by calling KTFIF at (800) 343-2898 or (617) 621-6100.


KEYSTONE TEXAS TAX FREE FUND

         Information about the Texas Fund is included in its Prospectus and SAI each dated May 31, 1995, as supplemented June 1, 1995, each of which is incorporated by reference herein. Copies of the Texas Fund's Prospectus and SAI may be obtained without charge by writing to KTFIF at the address listed at the front of this Prospectus/Proxy Statement or by calling KTFIF at (800) 343-2898 or (617) 621-6100.


                     ADDITIONAL INFORMATION ABOUT THE FUNDS


         Both KTFIF and the Texas Fund are subject to the informational requirements of the 1934 Act and the 1940 Act, and, in accordance therewith, file reports, proxy material, and other information with the Commission.

         Such reports, proxy material, and other information can be inspected and copied at the Public Reference Facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C.
20549 at prescribed rates.


SUPPLEMENTARY SOLICITATION

     Supplementary solicitation will generally be made by mail, telephone, facsimile, telegram, or in person by officers of KTFIF and the Texas Fund and by officers or employees of KIRC, Keystone, Keystone Investments, the Principal Underwriter, or any of their subsidiaries.

         The Texas Fund may also arrange to have votes recorded by telephone. A telephone voting procedure has been designated to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. If these procedures were subject to a successful legal challenge, such votes would not be counted at the Meeting. The Fund is unaware of any such challenge at this time. Shareholders voting by telephone will be called at the phone numbers KIRC has in its records for accounts, will be asked to verify certain criteria specific to their accounts intended to ensure the identity of the shareholder, and will be given an opportunity to authorize proxies to vote their shares at the Meeting in accordance with their instructions. To ensure that shareholders' instructions have been recorded correctly, shareholders will receive a confirmation of their instructions in the mail. A toll-free number will be available in case the information contained in the confirmation is incorrect. Although shareholders' votes may be taken by telephone, each shareholder will receive a copy of this Prospectus/Proxy Statement and may vote by mail using the enclosed proxy card.


SUBSTANTIAL SHAREHOLDERS

         As of December 31, 1995, to the best knowledge of KTFIF, the following accounts owned of record 5% or more of the outstanding Shares of KTFIF:

Class A Shares

Record Owner                                           Percentage Interest

Merrill Lynch Pierce                                   22.482%
Fenner & Smith
Attn: Book Entry
480 Deer Lake Dr E 3rd FL.
Jacksonville, FL 32246-6484


Class B Shares

Record Owner                                           Percentage Interest

Merrill Lynch Pierce                                   20.609%
Fenner & Smith
Attn: Book Entry
480 Deer Lake Dr E 3rd FL.
Jacksonville, FL 32246-6484

Aletta Laird Downs TTEE                                6.175%
Alletta Laird Downs Trust
U/A DTD 3-29-89
PO Box 3666
Wilmington, DE 19807-0666


Class C Shares

Record Owner                                           Percentage Interest

Merrill Lynch Pierce                                   51.621%
Fenner & Smith
Attn: Book Entry
480 Deer Lake Dr E 3rd Fl.
Jacksonville, FL 32246-6484

         On that date, the Trustees and officers of KTFIF, as a group, beneficially owned less than 1% of the outstanding Shares of KTFIF.


         As of December 31, 1995, to the best knowledge of the Texas Fund, the following accounts owned of record 5% or more of the outstanding Shares of the Texas Fund.

Class A Shares

Record Owner                                           Percentage Interest

Odelia B. McCarley                                     33.284%
20450 Huebner Road #11222
San Antonio, TX 78258-3908

Nancy L. Holmes                                        6.154%
Separate Property
3108 Winthrop Avenue
Fort Worth, TX 76116-5515

Ben H. Typpi & Effie M. Typpi                          5.063%
JT WROS
1001 South ED Carey Dr.
Harlingen, TX 78552-8720

Class B Shares

Record Owner                                           Percentage Interest

Raymond James & Associates, Inc.                       22.177%
For Elite Acct # 50115367
FAO RH Tyler & Mildred Tyler T-I-C
Loop 132 HWY 79 Olney, TX 76374

Jodie W. McCarley                                      7.166%
7339 Seidel
San Antonio, TX 78209-3028

Donaldson Lufkin Jenrette                              5.787%
Securities Corporation, Inc.
PO Box 2052
Jersey City, NJ 07303-2052

Mary Jo Clark                                          5.227%
PO Box 25366
Houston, TX 77265-5366


Class C Shares

Record Owner                                           Percentage Interest

David D. Tatsch                                        19.033%
Loyce E. Tatsch JTWROS
Route 4 Box 50
Fredericksburg, TX 78624-9561

Barbara B. Matheney                                    14.468%
Bond Account
C/O First Natl Bank of El Dorado
PO Box 751
El Dorado, AR 717310-0751

Frank H. Bethune                                       13.033%
Sylvia Bethune JT WROS
3020 Country Square Dr
Apt 1147
Carrollton, TX 75006-5322

Patricia E. Pigg                                       12.455%
4003 Post Oak Road
Tyler, TX 75701-9334

Clifford E. Dickey                                     11.268%
Vivian A. Dickey JT WROS
1600 Texas Street
Apt 1404
Fort Worth, TX 76102-3475

Merrill Lynch Pierce                                   8.401%
Fenner & Smith
Attn: Book Entry
4800 Deer Lake Dr E, 3rd FL
Jacksonville, FL 32246-6484


         On that date, the Trustees and officers of the Texas Fund, as a group, beneficially owned less than 1% of the outstanding Shares of the Texas Fund.


INTEREST OF CERTAIN PERSONS

         The following entities receive payments from KTFIF for services rendered pursuant to contractual arrangements with KTFIF: Keystone Management, as investment manager, receives payments for its investment management services, as described in the section above entitled "Investment Advisory and Management Fees"; Keystone, as investment adviser, receives payments for its investment advisory services, also as described in the section above entitled "Investment Advisory and Management Fees"; the Principal Underwriter receives payments pursuant to the 12b-1 Plans described in the section above entitled "Distribution Procedures and Payments" as well as certain payments in respect of contingent deferred sales charges; and KIRC is compensated for acting as the Funds' transfer and dividend disbursing agent.

                                                                       EXHIBIT A



                      AGREEMENT AND PLAN OF REORGANIZATION



         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is entered into as of _____________, by and between Keystone Tax Free Income Fund ("KTFIF"), a Massachusetts business trust, and Keystone State Tax Free Fund ("KSTFF"), a Massachusetts business trust (each, a "Fund," and together, the "Funds"), on behalf of the Keystone Texas Tax Free Fund, a separate series or portfolio of KSTFF (the "Texas Fund"), each Fund having its principal place of business at 200 Berkeley Street, Boston, Massachusetts 02116.


                              W I T N E S S E T H:


         WHEREAS, each of KTFIF and the KSTFF is a open-end management company registered under the Investment Company Act of 1940 (the "1940 Act") and issues shares of beneficial interest;

         WHEREAS, KTFIF and KSTFF have agreed, subject to the receipt of the approvals described in Section 3 below, to transfer all of the assets of the Texas Fund to KTFIF in exchange for shares of KTFIF, with KTFIF assuming the liabilities of the Texas Fund to the extent provided herein;

         WHEREAS, following the reorganization, shares of KTFIF will be distributed to the shareholders of the Texas Fund in liquidation of the Texas Fund, and the Texas Fund will be terminated;

         WHEREAS, the reorganization described in this Agreement is intended to be a reorganization within the meaning of Section 368 (a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code"); and

         WHEREAS, the respective Boards of Trustees of KSTFF and KTFIF, including each Fund's Trustees who are not interested persons of the Fund as defined in the 1940 Act (the "Independent Trustees"), have determined that participating in the transactions contemplated by this Agreement is in the best interests of the Funds;

         NOW THEREFORE, in consideration of the premises set forth above and the mutual covenants and agreements set forth below, the parties hereto agree as follows:

         SECTION 1.                 EXCHANGE OF ASSETS FOR SHARES

         1.1 Terms of Exchange.

         (a) Upon the Effective Date (as defined in Subsection 1.2 below), KSTFF, on behalf of the Texas Fund, will sell, transfer, and deliver to KTFIF good and marketable title to all of the then existing assets of the Texas Fund free and clear of all liens, claims, charges, options, and encumbrances.

         (b) KTFIF will assume and pay, to the extent that they exist on the Effective Date, all the liabilities of the Texas Fund, whether absolute, accrued, contingent, or otherwise.

         (c) KTFIF will deliver to the Texas Fund that number of full and fractional shares of KTFIF having an aggregate net asset value equal to the aggregate net asset value of the Texas Fund, all determined as provided in
Section 1.1(d) below.

         (d) The following provisions shall apply to the determination of the number of shares of KTFIF to be delivered:

                  (i) The net asset value per share of KTFIF shall be determined as of the close of business on the New York Stock Exchange (the "Exchange") on the Effective Date.

                  (ii) The net value of the assets and liabilities of the Texas Fund shall be determined as of the close of business on the Exchange on the Effective Date.

                  (iii) The net asset value per share of the Texas Fund shall be determined as of the close of business on the Exchange on the Effective Date.

                  (iv) The net asset value of KTFIF shall be computed in the manner set forth in KTFIF's current Registration Statement under the Securities Act of 1933 ("1933 Act") and the 1940 Act, except that such computation shall be made to the nearest one-hundredth of a cent.

                  (v) The assets and liabilities of the Texas Fund shall be valued in the same manner as that used with respect to the valuation of the assets and liabilities of KTFIF in the computation of the net asset value per share of KTFIF.

                  (vi) The net asset value per share of the Texas Fund shall be computed by dividing the net value of the assets and liabilities of the Texas Fund, determined as provided in (ii) and (v) above, by the number of shares of the Texas Fund outstanding as of the close of business on the Exchange on the Effective Date; and such computation shall be made to the nearest one-hundredth of a cent.

                  (vii) The net asset value per share of the Texas Fund determined as provided in (vi) above shall be divided by the net asset value per share of KTFIF determined as provided in (i) and (iv) above; and the result of such division shall be calculated to six decimal places (the "Conversion Ratio").

                  (viii) The number of shares of the Texas Fund outstanding at the close of business on the Exchange on the Effective Date shall be multiplied by the Conversion Ratio to determine the number of shares of KTFIF to be delivered.

                  (ix) KPMG Peat Marwick LLP shall provide a written report to each of KTFIF and KSTFF on procedures they will have performed to determine the accuracy of the computations required by this Section 1.1(d).

                  1.2 Closing and Effective Date. The closing shall be held at the offices of Keystone Investment Management Company, investment adviser to KTFIF, located at 200 Berkeley Street, Boston, Massachusetts 02116, and shall occur on the later of (a) receipt of all necessary regulatory approvals; (b) the final adjournment of the meeting of the shareholders of the Texas Fund at which this Agreement will be considered so long as this Agreement and the transaction set forth herein are approved by the shareholders of the Texas Fund at the meeting; or (c) such later date as the parties may mutually agree (the "Effective Date").

                  1.3 The Texas Fund Share Sales and Transfers. The Texas Fund shall not issue, sell, or transfer any of its shares after the Effective Date.

                  1.4 Transfer Books; Redemptions. The stock transfer books of the Texas Fund will be permanently closed as of the close of business on the Effective Date and only redemption requests relating to the Texas Fund received in proper form on or prior to the close of trading on the Exchange on the Effective Date shall be accepted by the Texas Fund. Redemption requests relating to the Texas Fund thereafter received shall be deemed to be redemption requests for shares of KTFIF to be distributed to the shareholders of the Texas Fund under this Agreement.

                  1.5 Treasury Shares. Any shares of the Texas Fund held in the treasury of the Texas Fund immediately prior to the Effective Date shall be cancelled upon the Effective Date without conversion into shares of KTFIF.

                  1.6 Transfer Taxes. Any transfer taxes payable upon issuance of shares of KTFIF in a name other than the registered shareholder of the Texas Fund entitled to receive the same shall be paid by the person to whom such shares are to be issued as a condition of such transfer.

                  1.7 Contingent Deferred Sales Charge. The Texas Fund imposes deferred sales charges on its shares. The shareholders of the Texas
Fund may be subject to such deferred sales charges with respect to those shares of KTFIF received by them under this Agreement in exchange for their shares of the Texas Fund if their shares of the Texas Fund were subject to such deferred sales charges.


         SECTION 2.                 LIQUIDATION OF THE TEXAS FUND

                  2.1 Plan of Liquidation. As soon as practicable after the Effective Date, the Texas Fund will distribute pro rata to its shareholders of record as of the close of business on the Effective Date, KTFIF shares received by the Texas Fund pursuant to Section 1 above. KTFIF will establish an open account on its share records in the name of each shareholder of the Texas Fund representing the respective number of shares of KTFIF due such shareholder. Fractional KTFIF shares will be carried to the third decimal place. No certificates representing KTFIF shares will be issued. Simultaneously with such crediting of KTFIF shares to the shareholders of record of the Texas Fund, the shares of the Texas Fund held by such shareholders shall be cancelled.

                  2.2 Further Actions to Complete Dissolution. As soon as practicable after the Effective Date, the Texas Fund shall take, in accordance with its Declaration of Trust, Massachusetts law, and the rules and regulations of the Securities and Exchange Commission (the "Commission"), all such other steps as shall be necessary and proper to effect a complete liquidation and dissolution of the Texas Fund.


         SECTION 3.                 APPROVAL OF TRANSACTIONS

                  3.1 Trustees of KTFIF. A duly constituted meeting of the Board of Trustees of KTFIF was held on December 13, 1995, at which meeting this Agreement and the transactions set forth herein were duly approved by the Trustees of KTFIF.

                  3.2 Trustees of KSTFF. A duly constituted meeting of the Trustees of KSTFF was held on December 13, 1995, at which meeting this Agreement and the transactions set forth herein were duly approved by the Trustees of KSTFF, subject to the approval of the shareholders of the Texas Fund as set forth in Subsection 3.3 below.

                  3.3 Approval by Shareholders of the Texas Fund. A meeting of the shareholders of the Texas Fund shall be called and held for the purpose of having the Texas Fund shareholders act upon this Agreement and the transactions set forth herein. KTFIF shall furnish to the Texas Fund such data and information relating to KTFIF as shall be reasonably requested by the Trustees and officers of KSTFF for inclusion in the information to be furnished to the Texas Fund shareholders in connection with such meeting.

         SECTION 4. REPRESENTATIONS AND WARRANTIES OF KEYSTONE TAX FREE INCOME FUND

                  4.1 Organization, Existence, etc. KTFIF is a business trust, duly organized, validly existing, and in good standing under the laws of The Commonwealth of Massachusetts and has the requisite power to carry on its business as it is now being conducted. KTFIF has all necessary federal, state, and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

                  4.2 Registration as Investment Company. KTFIF is registered under the 1940 Act as an open-end, diversified investment company of the management type, and such registration has not been revoked or rescinded and is in full force and effect.

                  4.3 Financial Statements. The financial statements of KTFIF for the fiscal year ended November 30, 1995, previously delivered to KSTFF, fairly present the financial position of KTFIF as of November 30, 1995, and the results of its operations and changes in its net assets for the year then ended.

                  4.4 Shares to be Issued. The shares of KTFIF to be issued in exchange for the assets of the Texas Fund have been duly authorized and when delivered pursuant to this Agreement will be validly issued, fully paid, and nonassessable by KTFIF.

                  4.5 Authority Relative to this Agreement. KTFIF has the power to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by the Board of Trustees of KTFIF and no other proceedings by KTFIF are necessary to authorize KTFIF's officers to effectuate this Agreement and the transactions contemplated herein. KTFIF is not a party to, or obligated under, any charter, by-law, indenture, or contract provision or any other commitment or obligation or subject to any order or decree that would be violated by its executing and carrying out this Agreement.

                  4.6 Liabilities. There are no liabilities of KTFIF, whether or not determined or determinable, other than liabilities disclosed or provided for in its financial statements for the fiscal year ended November 30, 1995 previously delivered as set forth in Subsection 4.3, and liabilities incurred in the ordinary course of business subsequent to November 30, 1995 or otherwise previously disclosed to the KSTFF, none of which has been materially adverse to the business, assets, or results of operations of KTFIF.

                  4.7 Litigation. There are no claims, actions, suits, or proceedings pending or, to the knowledge of KTFIF, threatened that would materially adversely affect KTFIF or its assets or business or prevent or hinder consummation of the transactions contemplated hereby.

                  4.8 Contracts. Except for contracts and agreements previously disclosed to KSTFF, under which no default exists, KTFIF is not a party to or subject to any material contract, debt, instrument, plan, lease, franchise, license, or permit of any kind or nature whatsoever.

                  4.9 Taxes. The federal income tax returns of KTFIF have been filed for all taxable years prior to and including November 30, 1994, and all taxes payable pursuant to such returns have been paid. KTFIF has qualified as a regulated investment company under the Code in respect to each taxable year of KTFIF since commencement of its operations.

                  4.10 Registration/Proxy Statement. KTFIF shall file with the Commission a Registration/Proxy Statement (the "Registra-tion/Proxy Statement") under the 1933 Act relating to the shares of KTFIF issuable hereunder. At the time the Registration/Proxy Statement becomes effective, the Registration/Proxy Statement (a) will comply in all material respects with the provisions of the 1933 Act and the regulations of the Commission thereunder, and (b) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. In addition, at the time the Registration/Proxy Statement becomes effective, at the time of the meeting of the shareholders of the Texas Fund referred to in Subsection 3.3, and on the Effective Date, the proxy statement (the "Proxy Statement"), the prospectus (the "Prospectus"), and statement of additional information (the "Statement of Additional Information") included in the Registration/Proxy Statement, as amended or supplemented by any amendments or supplements filed by KTFIF, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that none of the representations and warranties in this Subsection shall apply to statements in or omissions from the Registration/Proxy

Statement or Proxy Statement, Prospectus, and Statement of Additional Information made in reliance upon and in conformity with information furnished by KSTFF for use in the Registration/Proxy Statement, as provided in Subsection 5.10.

                  4.11 Capitalization. On December 31, 1995, 14,614,011 shares of KTFIF were duly and validly issued and outstanding, fully-paid and non-assessable by KTFIF. KTFIF does not have any outstanding options, warrants, or other rights to subscribe for or purchase any of its shares nor is there outstanding any security convertible into any of its shares.

                  4.12 Prospectus. The prospectus and statement of additional information of KTFIF each dated March 31, 1995, as supplemented June 1, 1995 ("KTFIF Prospectus"), which have previously been furnished to KSTFF, did not contain as of such date and do not as of this date contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.


         SECTION 5.       REPRESENTATIONS AND WARRANTIES OF KEYSTONE STATE
                          TAX FREE FUND

                  5.1 Organization, Existence etc. KSTFF is a business trust, duly organized, validly existing, and in good standing under the laws of The Commonwealth of Massachusetts and has the requisite power to carry on its business as it is now being conducted. KSTFF has all necessary federal, state, and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

                  5.2 Registration as Investment Company. KSTFF is registered under the 1940 Act as an open-end, non-diversified investment company of the management type and such registration has not been revoked or rescinded and is in full force and effect.

                  5.3 Financial Statements. The financial statements of the KSTFF for the year ended March 31, 1995 and the fiscal period ended September 30, 1995, previously delivered to KTFIF, fairly present the financial position of the Texas Fund as of March 31, 1995 and September 30, 1995, respectively, and the results of its operations and changes in its net assets for the year and period, respectively, then ended.

                  5.4 Authority Relative to this Agreement. KSTFF has the requisite power to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by the Board of Trustees of the Texas Fund, and, except for the requisite approval by the shareholders of the Texas Fund, no other proceedings on behalf of KSTFF are necessary to authorize KSTFF's officers to effectuate this Agreement and the transactions contemplated herein. KSTFF is not a party to or obligated under any charter, by-law, indenture, or contract provisions or any other commitment or obligation or subject to any order or decree that would be violated by its executing and carrying out this Agreement.

                  5.5 Liabilities. There are no liabilities of the Texas Fund, whether or not determined or determinable, other than liabilities disclosed or provided for in the financial statements of KSTFF with respect to the year ended March 31, 1995 and the fiscal period ended September 30, 1995, previously delivered as set forth in Subsection 5.3, and liabilities incurred in the ordinary course of business subsequent to September 30, 1995 or otherwise previously disclosed to KTFIF, none of which has been materially adverse to the business assets or results of operations of KSTFF.

                  5.6 Litigation. There are no claims, actions, suits or proceedings pending or, to the knowledge of KSTFF, threatened that would materially adversely affect the Texas Fund or its assets or business or prevent or hinder consummation of the transactions contemplated hereby.

                  5.7 Contracts. Except for contracts and agreements previously disclosed to KTFIF, under which no default exists, KSTFF is not a party to or subject to any material contract, debt, instrument, plan, lease, franchise, license, or permit of any kind or nature whatsoever.

                  5.8 Portfolio Securities. All securities and other assets held as investments by the Texas Fund as of the Effective Date will be owned by the Texas Fund free and clear of any liens, claims, charges, options, and encumbrances, except as otherwise indicated in a schedule to be delivered to KTFIF prior to the Effective Date. The assets of the Texas Fund do not include any assets not permitted under the KSTFF Prospectus (as hereinafter defined). Except as disclosed to KTFIF prior to the Effective Date, none of such securities or other assets is, or, after the completion of the transactions contemplated by this Agreement, will be subject to any restrictions, legal or contractual, on the disposition thereof (including restrictions as to the public offering or sale thereof under the 1933 Act), and all such securities and other assets are or will be readily marketable.

                  5.9 Taxes. The federal income tax returns of the Texas Fund have been filed for all taxable years prior to and including March 31, 1995, and all taxes payable pursuant to such returns have been paid. The Texas Fund has qualified as a regulated investment company under the Code in respect to each taxable year of the Texas Fund since commencement of its operations.

                  5.10 Registration/Proxy Statement. In connection with the Registration/Proxy Statement, KSTFF will cooperate with KTFIF in the preparation of the proxy statement portion of the Registration/Proxy Statement, and will furnish to KTFIF the information relating to the Texas Fund required by the 1933 Act and the regulations thereunder to be set forth in the Registra-tion/Proxy Statement (including the Proxy Statement, Prospectus, and Statement of Additional Information). At the time the Regis-tration/Proxy Statement becomes effective, the Registration/ Proxy Statement, insofar as it relates to the Texas Fund (a) will comply in all material respects with the provisions of the 1933 Act and the regulations thereunder, and (b) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. In addition, at the time the Registra-tion/Proxy Statement becomes effective, at the time of the meeting of the shareholders of the Texas Fund referred to in Subsection 3.3, and on the Effective Date, the Proxy Statement, the Prospectus, and Statement of Additional Information, as amended or supplemented by any amendments or supplements filed by KTFIF insofar as they relate to the Texas Fund, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  5.11 Capitalization. On December 31, 1995, 527,327 shares of the Texas Fund were duly and validly issued and outstanding, fully-paid, and non-assessable by KSTFF. The Texas Fund does not have any outstanding options, warrants, or other rights to subscribe for or purchase any shares of the Texas Fund, nor is there outstanding any security convertible into any shares of the Texas Fund.

                  5.12 Prospectus. The prospectus and statement of additional information of KSTFF each dated May 30, 1995, as supplemented June 1, 1995 (the "KSTFF Prospectus"), which have previously been furnished to KTFIF, did not contain as of such date and do not as of this date contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.


         SECTION 6.         CONDITIONS TO OBLIGATIONS OF KEYSTONE STATE
                            TAX FREE FUND

         The obligations of KSTFF hereunder with respect to the consummation of the exchange of assets of the Texas Fund for shares of KTFIF are subject to the satisfaction of the conditions set forth below in this Section.

                  6.1 Shareholder Approval. This Agreement and the transactions set forth herein with respect to the Texas Fund shall have been approved by the affirmative vote of the holders of a majority (as defined in the 1940 Act) of the outstanding voting shares of the Texas Fund.

                  6.2 Representations, Warranties and Agreements.
KTFIF shall have complied with each of its agreements contained herein, each of the representations and warranties of KTFIF contained herein shall be true in all material respects as of the Effective Date, and, except as otherwise indicated in any financial statements of KTFIF audited or certified by the Treasurer of KTFIF, which may be delivered to KSTFF on or prior to the last business day preceding the Effective Date, as of the Effective Date, there shall have been no material adverse change in the financial condition, results of operations, business, properties or assets of KTFIF since November 30, 1995. KSTFF shall have received a certificate of the President of KTFIF satisfactory in form and substance so stating; provided, however, that a decline in net asset value shall not constitute a material adverse change.

                  6.3 Regulatory Approval. The Registration/Proxy Statement shall have been declared effective by the Commission and no stop order under the 1933 Act pertaining thereto shall have been issued, and all approvals, registrations, and exemptions under federal and state laws considered to be necessary shall have been obtained.

                  6.4 Dividends. KTFIF will declare to its shareholders of record on or prior to the Effective Date a dividend or dividends, which, together with all previous such dividends, shall have the effect of distributing to such shareholders as of the Effective Date, all of KTFIF's investment company taxable income computed for taxable years ending prior to, as well as for the period ending on, the Effective Date (computed without regard to any deduction for dividends paid).

                  6.5 Opinion of Counsel. KSTFF shall have received the opinion of Rosemary D. Van Antwerp, General Counsel of Keystone Investment Management Company, dated the Effective Date, addressed to and in form and substance satisfactory to the KSTFF, to the effect that (a) KTFIF is a business trust duly organized and existing and in good standing under the laws of The Commonwealth of Massachusetts; (b) KTFIF is an open-end, diversified investment company of the management type registered under the 1940 Act; (c) this Agreement, the transactions provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of KTFIF, and this Agreement has been duly executed and delivered by KTFIF and is a valid and binding obligation of KTFIF; (d) the Registration/Proxy Statement has been declared effective by the Commission and no stop order under the 1933 Act pertaining thereto has been issued, and all approvals, registrations and exemptions under federal and state laws considered to be necessary shall have been obtained; and (e) the shares of KTFIF to be issued in exchange for the assets of the Texas Fund shall have been duly authorized and upon issuance thereof in accordance with this Agreement will be validly issued, fully paid and nonassessable by KTFIF.

                  6.6(a) Secretary's Certificate. KSTFF shall have received copies of the resolutions adopted by the Board of Trustees of KTFIF authorizing the execution of this Agreement by KTFIF and the transactions contemplated hereby, certified by the Secretary or an Assistant Secretary of KTFIF.

                     (b) KSTFF shall have received a certificate of the Secretary or an Assistant Secretary of KTFIF as to the signatures and incumbency of its officers who executed this Agreement on behalf of KTFIF and any other documents delivered in connection with the transactions contemplated hereby on behalf of KTFIF.

                  6.7 Treasurer's Certificate. KTFIF shall have furnished to KSTFF a statement of KTFIF's assets and liabilities with values determined as provided in Section 1.1(d) of this Agreement, together with a list of the respective tax cost of the assets certified by KTFIF's Treasurer.

                  6.8(a) Officer's Certificate. KSTFF shall have received a certificate of an appropriate officer of KTFIF as to the fulfillment of all agreements and conditions on its part to be fulfilled hereunder on or prior to the Effective Date, and to the effect that the representations and warranties of KTFIF are true and correct in all material respects at and as of the Effective Date as if made at and as of such date.

                     (b) KSTFF shall have received a certificate of an appropriate officer of KTFIF that (i) material relating to KTFIF included in the Proxy Statement and in the KTFIF Prospectus that accompanied such Proxy Statement, taken together, is complete and correct and contained, as of the date of the Proxy Statement and as of the Effective Date, no untrue statement of a material fact and omitted no statement of a material fact required to be stated therein or necessary to make the statements contained therein not misleading;
(ii) the Registration/Proxy Statement insofar as it relates to KTFIF complied otherwise with the regulations of the Commission applicable to the solicitation of proxies by registered investment companies; and (iii) KTFIF's Prospectus and Statement of Additional Information dated March 31, 1995 as supplemented June 1, 1995 complied with the requirements of the 1933 Act and the rules and regulations of the Commission thereunder.

                  6.9 Opinion of Tax Counsel. KSTFF shall have received an opinion of Sullivan & Worcester that for federal income tax purposes (a) no gain or loss will be recognized by the Texas Fund or KTFIF upon receipt by KTFIF of the assets transferred pursuant to this Agreement; (b) the basis to KTFIF of the assets will be the same as the basis of the assets in the hands of the Texas Fund immediately before the exchange; and (c) KTFIF's holding periods with respect to the assets will include the respective periods for which the assets were held by the Texas Fund.

                  6.10 KPMG Peat Marwick LLP Letter. KSTFF shall have received a letter from KPMG Peat Marwick LLP reporting on procedures performed by them to determine the accuracy of the computations required by Section 1.1(d) above.

         SECTION 7.        CONDITIONS TO OBLIGATIONS OF KEYSTONE TAX FREE
                           INCOME FUND.

         The obligations of KTFIF hereunder with respect to the consummation of the exchange of its shares for the assets and liabilities of the Texas Fund are subject to the satisfaction of the conditions set forth below in this Section.

                  7.1 Shareholder Approval. This Agreement and the transactions set forth herein with respect to the Texas Fund shall have been approved by the affirmative vote of the holders of a majority (as defined in the 1940 Act) of the outstanding voting shares of the Texas Fund.

                  7.2 Representations, Warranties and Agreements.
KSTFF shall have complied with each of its agreements contained herein, each of the representations and warranties of KSTFF contained herein shall be true in all material respects as of the Effective Date, and, except as otherwise indicated in any financial statements of KSTFF audited or certified by the Treasurer of KSTFF, which may be delivered to KTFIF on or prior to the last business day preceding the Effective Date, as of the Effective Date, there shall have been no material adverse change in the financial condition, results of operations, business, properties, or assets of the Texas Fund since September 30, 1995. KTFIF shall have received a certificate of the President of KSTFF satisfactory in form and substance to KTFIF so stating; provided, however, that a decline in net asset value shall not constitute a material adverse change.

                  7.3 Regulatory Approval. The Registration/Proxy Statement shall have been declared effective by the Commission and no stop order under the 1933 Act pertaining thereto shall have been issued, and all approvals, registrations, and exemptions under federal and state laws considered to be necessary shall have been obtained.

                  7.4 Dividends. The Texas Fund will declare to its shareholders of record on or prior to the Effective Date a dividend or dividends, which, together with all previous such dividends, shall have the effect of distributing to such shareholders, as of the

Effective Date, all of the Texas Fund's investment company taxable income for taxable years ending at or prior to the Effective Date (computed without regard to any deduction for dividends paid) and all of the Texas Fund's net capital gains if any, realized in taxable years ending at or prior to the Effective Date (after reduction for any capital loss carryforward).

                  7.5 Opinion of Counsel. KTFIF shall have received the opinion of Rosemary D. Van Antwerp, General Counsel of Keystone Investment Management Company, dated the Effective Date, addressed to and in form and substance satisfactory to KTFIF, to the effect that (a) the KSTFF is a business trust duly organized and existing and in good standing under the laws of The Commonwealth of Massachusetts; (b) KSTFF is an open-end, non-diversified investment company of the management type registered under the 1940 Act; (c) all approvals, registrations and exemptions under federal and state laws considered to be necessary have been obtained; and (d) this Agreement, the transactions provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of the KSTFF, and this Agreement has been duly executed and delivered by the KSTFF and is a valid and binding obligation of KSTFF.

                  7.6(a) Secretary's Certificate. KTFIF shall have received copies of the resolutions adopted by the Board of Trustees of KSTFF and its shareholders authorizing the execution of this Agreement on behalf of KSTFF and the transactions contemplated hereby, each certified by the Secretary or an Assistant Secretary of KSTFF.

                     (b) KTFIF shall have received a certificate of the Secretary or an Assistant Secretary of KSTFF as to the signatures and incumbency of its officers who executed this Agreement on behalf of KSTFF and any other documents delivered in connection with the transactions contemplated thereby on behalf of KSTFF.

                  7.7 Treasurer's Certificate. KSTFF shall have furnished to KTFIF a statement of the Texas Fund's assets and liabilities with values determined as provided in Section 1.1(d) of this Agreement, together with a list of the respective tax cost of the assets certified by KSTFF's Treasurer.

                  7.8(a) Officer's Certificate. KTFIF shall have received a certificate of an appropriate officer of KSTFF as to the fulfillment of all agreements and conditions on its part to be fulfilled hereunder on or prior to the Effective Date, and to the effect that the representations and warranties of KSTFF are true and correct in all material respects at and as of the Effective Date as if made at and as of such date.

                     (b) KTFIF shall have received such other documents, including an opinion of Rosemary D. Van Antwerp, General Counsel to

Keystone Investment Management Company, as KTFIF may reasonably request to show fulfillment of the purposes and conditions of this Agreement.

                  7.9 Opinion of Tax Counsel. KTFIF shall have received an opinion of Sullivan & Worcester that for federal income tax purposes (a) no gain or loss will be recognized by the Texas Fund or KTFIF upon receipt by KTFIF of the assets transferred pursuant to this Agreement; (b) the basis to KTFIF of the assets will be the same as the basis of the assets in the hands of the Texas Fund immediately before the exchange; and (c) KTFIF's holding periods with respect to the assets will include the respective periods for which the assets were held by the Texas Fund.

                  7.10 KPMG Peat Marwick LLP Letter. KTFIF shall have received a letter from KPMG Peat Marwick LLP reporting on procedures performed by them to determine the accuracy of the computations required by Section 1.1(d) above.

                  7.11 Other Acts. KSTFF will, from time to time, as and when requested by KTFIF, execute and deliver or cause to be executed and delivered, all such assignments and other instruments, and will take and cause to be taken such further action, as KTFIF may deem necessary or desirable in order to vest in and confirm to KTFIF title to and possession of all the assets to be sold, assigned, transferred, and delivered hereunder and otherwise to carry out the intent and purpose of this Agreement.

         SECTION 8.                  AMENDMENT.

         By agreement in writing authorized by the Trustees of KSTFF and KTFIF, the parties hereto may amend this Agreement at any time before or after approval hereof by the shareholders of the Texas Fund; provided, however, that after such approval by the shareholders, no amendment shall be made that substantially changes the terms hereof.

         SECTION 9.                 TERMINATION OF AGREEMENT.

     This Agreement may be terminated at any time prior to the Effective Date by either party hereto by written notice given to the other party hereto, without liability on the part of either party hereto or its respective Trustees, officers, or shareholders. In addition, unless the term of this Agreement is extended by mutual consent of the parties hereto, this Agreement shall be terminated without liability on the part of any of the foregoing as of the close of business on April 30, 1996, if the Effective Date is not on or prior to such date.

         SECTION 10.       WAIVER OF REPRESENTATIONS AND CONDITIONS.

     At any time prior to the Effective Date, either of the parties may by written instrument signed by it (a) waive any inaccuracies in the representations and warranties made to it contained herein; and (b) waive compliance with any of the covenants or conditions made for its benefit contained herein; but after approval by the shareholders, no waiver shall be made that substantially impacts the transactions contemplated hereby.

         SECTION 11.       EXPENSES.

         (a) KTFIF will pay or cause to be paid all fees and expenses that it incurs in connection with the transaction contemplated by this Agreement, including, but not limited to, legal, accounting, custodian and transfer agents fees, as well as printing, mailing and other expenses in connection with the registration of its shares under the 1933 Act, and additional audit fees.

         (b) The Texas Fund will pay or cause to be paid (i) all the costs of printing and mailing the Prospectus/Proxy Statement and other materials to the Texas Fund shareholders and conducting proxy solicitations; and (ii) all other fees and expenses that it incurs in connection with the transaction contemplated by this Agreement, including, but not limited to, legal, accounting, custodian and transfer agents fees, and additional audit fees.

         SECTION 12.       INDEMNIFICATION.

         (a) KTFIF agrees to indemnify and hold harmless KSTFF, its Trustees and officers against any and all claims, to the extent such claims are based upon, arise out of or relate to any untruthful or inaccurate representation, any omission of a material fact necessary to make a statement not misleading or any breach of any warranty or any failure to perform or comply with any of its covenants, conditions, or agreements set forth in this Agreement and any obligation or liability of the Texas Fund specifically assumed by KTFIF pursuant to Section 1.1(a);

         (b) KSTFF agrees to indemnify and hold harmless KTFIF, its Trustees and officers against any and all claims, to the extent such claims are based upon, arise out of or relate to any untruthful or inaccurate representation, any omission of a material fact necessary to make a statement not misleading or any breach of any warranty or any failure to perform or comply with any of its covenants, conditions or agreements set forth in this Agreement and any obligation or liability of the Texas Fund (other than obligations and liabilities specifically assumed by KTFIF pursuant to the provisions of Section 1.1(a)) accruing on or prior to, or existing on the Effective Date or thereafter accrued.

         (c) Any claim for indemnification under paragraphs (a) and (b) based upon any untruthful or inaccurate representation or any breach of any warranty must be asserted within three years from the Effective Date. As used in this section, the word "claim" means any and all liabilities, obligations, losses, damages, deficiencies, demands, claims, penalties, assessments, judgments, actions, proceedings, and suits of whatever kind and nature and all costs and expenses (including, without limitation, reasonable attorneys' fees).

         SECTION 13.                SURVIVAL OF REPRESENTATIONS, ETC.

         The representations, warranties, covenants, and indemnifications provided for in this Agreement shall survive the Effective Date.

         SECTION 14.                GENERAL.

                  14.1 Notices. All notices required or permitted hereunder shall be in writing and shall be deemed to have been delivered when deposited in the United States mail, postage prepaid, registered or certified mail, return receipt requested addressed to the parties as set forth below:

To KSTFF:                           Albert H. Elfner, III
                                    President and
                                      Chief Executive Officer
                                    c/o Keystone Investments, Inc.
                                    200 Berkeley Street
                                    Boston, MA 02116

With a copy to:                     Rosemary D. Van Antwerp
                                    Senior Vice President and Secretary
                                    c/o Keystone Investments, Inc.
                                    200 Berkeley Street
                                    Boston, MA 02116

To KTFIF:                           Albert H. Elfner, III
                                    President and
                                      Chief Executive Officer
                                    c/o Keystone Investments, Inc.
                                    200 Berkeley Street
                                    Boston, MA 02116

With a copy to:                     Rosemary D. Van Antwerp
                                    Senior Vice President and Secretary
                                    c/o Keystone Investments, Inc.
                                    200 Berkeley Street
                                    Boston, MA 02116

         The address of any of the foregoing may be changed by notice given to the other party in accordance with this Subsection.

                  14.2 Recourse Limited. Each of KSTFF and KTFIF is a Massachusetts business trust established under a Declaration of Trust, as amended from time to time. The obligations of each of the KSTFF and KTFIF are not personally binding upon, nor shall recourse be had against the private property of any of its Trustees, shareholders, officers, employees, or agents, but only property of KSTFF or KTFIF, as the case may be, shall be bound.

                  14.3 Entire Agreement. This Agreement supersedes all prior agreements between the parties whether written or oral, is intended as a complete and exclusive statement of the terms of the Agreement between the parties, and may not be changed or terminated orally.

                  14.4 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed on behalf of KSTFF and KTFIF and delivered to each of the parties hereto.

                  14.5 Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                  14.6 No Third Party Rights. Nothing in this Agreement expressed or implied, is intended to confer upon any other person any rights or remedies under or by reason of this Agreement. In addition, the parties hereto represent and warrant that they have not employed any broker, finder, or intermediary in connection with this transaction who might be entitled to a finder's fee or other similar fee or commission.

                  14.7 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.





                                                KEYSTONE STATE TAX FREE FUND



ATTEST: ________________________________           By: _________________________
                                                   Albert H. Elfner, III
                                                   Chief Executive Officer and
                                                   President





                                                KEYSTONE TAX FREE INCOME FUND



ATTEST: ________________________________           By: _________________________
                                                   Albert H. Elfner, III
                                                   Chief Executive Officer and
                                                   President

                                                                       EXHIBIT B


                   MANAGEMENT'S DISCUSSION OF THE PERFORMANCE
                        OF KEYSTONE TAX FREE INCOME FUND
                   FOR THE FISCAL YEAR ENDED NOVEMBER 30, 1995


Q What does the Fund offer investors?

A The Fund is designed for tax-sensitive investors. It seeks consistent, attractive income that is exempt from federal income tax.(1) The Fund offers professional management and diversification by investing in investment grade municipal bonds. We manage the Fund with careful attention to credit quality and financial stability.

Q How did municipal bonds perform over the past year?

A Municipal bonds rebounded strongly as a slowing economy reduced the threat of higher interest rates and inflation. Most bond holders more than recovered from their losses in 1994 and recorded double-digit total returns. This was a reversal from 1994 when yields rose and bond prices declined. As growth moderated at the start of 1995, municipal bonds rallied resulting in unusually positive total returns.

Q How did the Fund perform?

A The Fund generated returns that paralleled the strong performance of the municipal bond market. At the beginning of 1995 we expected economic growth to moderate and interest rates to decline. So, we emphasized bonds that we expected to benefit from declining rates: non-callable, discount and zero coupon bonds. Since callable bonds are likely to be bought back by the issuer in this type of environment, we emphasized noncallable bonds to preserve income as rates declined. At the same time, these bonds became expensive relative to other municipal bonds and this contributed to the Fund's price appreciation.

   Discount bonds are sold at a discount from par, or value at maturity. Historically these bonds have tended to provide more price appreciation in a falling rate environment than bonds priced close to or above par.

   Zero coupon bonds represented a small portion of the portfolio. But, these bonds were important contributors to the Fund's strong price recovery. Because zeroes pay income at maturity, they have historically tended to be the most sensitive to changes in interest rates. As rates declined, they were among the best performing holdings in the portfolio.

   We were pleased with the results of this strategy which helped the Fund participate in the strong recovery of municipal bonds this year.

Q Total returns were impressive, but municipal bond yields declined. Why?

A Yields declined for nearly every municipal bond investor, including Keystone Tax Free Income Fund. Slower economic growth lessens the potential for higher inflation which reduces net bond yields. We held a number of high coupon bonds and attempted to lock-in income by emphasizing selected non-callable bonds. While the Fund's income still declined, we believe the portfolio's holdings of these bonds helped the portfolio to maintain income.

(1) For investors in certain tax situations, a portion of income may be subject to the federal alternative minimum tax (AMT).

Q Did talk about a 'flat tax' in Washington affect municipal bonds?

A The 'flat tax' proposals have introduced an element of uncertainty into the municipal bond market. There are a number of proposals which would remove the tax advantage of municipal bonds. As the debate on the flat tax continues, we will closely monitor its development.

Q What is your outlook?

A We continue to be cautiously optimistic about the municipal bond market. We expect the economy to continue slowing to a sustainable, non-inflationary level. This should provide the potential for stable to declining interest rates over the next six months. In particular, we expect short-term interest rates to decline further, which could result in some price appreciation.

Q Why do you think growth will remain slow?

A Demographics are important to economic growth. With new home sales and new family formation slowing, we think economic growth should remain moderate compared to the 1980s and early 1990s. In addition, world economic growth is a factor. In Europe, growth has been slow, even with cuts in interest rates. Because U.S. growth is increasingly dependent on world growth, economic growth should not be a threat to bond investors for some time. Combined with a proposal to balance the federal budget, these could be strong positives for municipal bond investors over the long term.

Q What should shareholders expect?

A We think shareholders should not expect a repeat of the unusually positive performance of 1995; investors should look forward to returns to come primarily from income rather than price appreciation in the months ahead.

Q Are municipal bond funds still a good value?

A Even after such a great year, we believe municipal bond yields are still very attractive values compared to taxable bond yields. On November 30 the yield on a 30-year AA-rated municipal bond equaled 93% of the yield on a comparable U.S. Treasury bond. As rates declined, taxable bond yields declined more than tax free yields. This increased the attractiveness of municipal bonds compared to taxable bonds. As a result, the after-tax yield of municipal bonds remains relatively high by historical standards.

---------------------------------------[pie chart]------------------------------
Portfolio Quality Summary
as of November 30, 1995
S&P rating(2)

AAA             37%
A               19%
BBB             18%
AA              14%
Not rated       12%

Average portfolio quality: AA-
(percentage of portfolio assets)

(2) Where Standard & Poor's (S&P) ratings were not available, we have used ratings from Moody's Investor Service, Inc., Fitch Investor's Service,
    Inc. or ratings assigned by another nationally recognized statistical rating organization.
--------------------------------------------------------------------------------

----------------------------------[bar chart]-----------------------------------
Relatively Attractive
Municipal Bond Yields(3)
as of November 30, 1995

Municipal Bonds          5.7
U.S. Treasury Bond       6.13

Municipal bond yields recently equalled 93% of the yield on a comparable U.S. Treasury bond.

(3) Source: Keystone Investments, Inc. Based on a selection of 30-year
    AA-rated municipal bonds versus the yield on the 30-year U.S. Treasury bond on November 30, 1995.
--------------------------------------------------------------------------------


Tax-Equivalent Yields
               Federal Tax Bracket(4)
---------------------------------------
              31%      36%      39.6%
---------------------------------------
Yield         Taxable Equivalent Yield
---------------------------------------
4.5%         6.5%     7.0%       7.5%
---------------------------------------
5.0%         7.2%     7.8%       8.3%
---------------------------------------
5.5%         8.0%     8.6%       9.1%
---------------------------------------

A tax free yield of 5% is equal to a taxable yield of 7.8% if you are in the 36% federal tax bracket.

The yields shown are for illustrative purposes only. They are not intended to represent actual performance of the Fund.

(4) The table is based on federal tax brackets. The 31% bracket includes single filers earning $53,501-115,000 and joint filers earning $89,151-140,000; the 36% bracket includes single filers earning $115,001-250,000 and joint filers earning $140,001-250,000; the 39.6%
    bracket includes single and joint filers earning over $250,000. Yields are hypothetical and do not represent the returns of any particular investment.

Your Fund's Performance

******************************* [MOUNTAIN CHART] *******************************
Growth of an investment in
Keystone Tax Free Income Fund Class A

         Initial      Reinvested
       Investment   Distributions

11/86     9649           9649
11/87     9249           9541
11/88     9534          10553
11/89     9801          11605
11/90     9534          12249
11/91     9820          13423
11/92     9991          14678
11/93     9763          16053
11/94     8506          14799
11/95     9572          17568

A $10,000 investment in Keystone Tax Free Income Fund Class A made on April 14, 1987 with all distributions reinvested was worth
$17,569 on November 30, 1995. Past performance is no guarantee of future results.
*******************************************************************************

Twelve-Month Performance as of November 30, 1995

                                Class A    Class B      Class C

Total returns*                   18.71%     17.84%       17.84%
Net asset value 11/30/94        $ 8.93     $ 8.88       $ 8.88
11/30/95                        $10.05     $ 9.97       $ 9.97
Dividends                       $ 0.52     $ 0.46       $ 0.46
Capital gains                    None       None         None
 * Before deduction of front-end or contingent deferred sales charge (CDSC).

Historical Record as of November 30, 1995

Cumulative total returns       Class A     Class B      Class C

1-year w/o sales charge         18.71%      17.84%      17.84%
1-year                          13.07%      13.84%      17.84%
5-year                          36.62%        --          --
Life of Class                   75.69%      12.11%      15.02%
Average Annual Returns
1-year w/o sales charge         18.71%      17.84%      17.84%
1-year                          13.07%      13.84%      17.84%
5-year                           6.44%        --          --
Life of Class                    6.75%       4.12%       5.06%

Class A share performance is from the commencement of investment operations on April 14, 1987. Performance is reported at the current maximum front-end sales charge of 4.75%.

Class B share performance is from the commencement of investment operations on February 1, 1993. Shares purchased after June 1, 1995 are subject to a contingent deferred sales charge (CDSC) that declines from 5% to 1% over six years from the month purchased. Performance assumes that shares were redeemed after the end of a one-year holding period and reflects the deduction of a 4% CDSC.

Class C share performance is from the commencement of investment operations on February 1, 1993. Performance reflects the return you would have received for holding shares for one year and redeeming after the end of the period.

The investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

Growth of an Investment

******************************* [LINE CHART] ***********************************
Comparison of change in value of a $10,000 investment in Keystone Tax Free Income Fund, the Lehman
Municipal Bond Index, and the Consumer Price Index.

In thousands        April 14, 1987 through November 30, 1995

            Average Annual Total Return
          1 Year    5 Year    Life of Class

Class A    13.07%   6.44%          6.75%
Class B    13.84%     --           4.12%
Class C    17.84%     --           5.06%

       Class A     LMBI      CPI
11/86    9649     10000     10000
11/87    9541      9768     10294
11/88   10553     10805     10731
11/89   11605     11994     11231
11/90   12249     12917     11936
11/91   13423     14243     12293
11/92   14678     15672     12667
11/93   16053     17409     13006
11/94   14799     16499     13354
11/95   17569     19618     13711

Past performance is no guarantee of future results. The performance of Class B or Class C shares may be greater or less than the line shown based on differences in loads and fees paid by the shareholder investing in the different classes. Class B and Class C shares were introduced February 1, 1993. The Lehman Municipal Bond Index is from March 31, 1987. The Consumer Price Index is through October 31, 1995.
*******************************************************************************

This chart graphically compares your Fund's total return performance to certain investment indexes. It is the result of fund performance guidelines issued by the Securities and Exchange Commission. The intent is to provide investors with more information about their investment.

Components of the Chart

The chart is composed of three lines that represent the accumulated value of an initial $10,000 investment for the period indicated. The lines illustrate a hypothetical investment in:

1. Keystone Tax Free Income Fund

Your Fund seeks current income, exempt from federal income taxes, while preserving capital by investing in high quality municipal bonds. The return is quoted after deducting sales charges (if applicable), fund expenses, and transaction costs and assumes reinvestment of all distributions.

2. Lehman Municipal Bond Index (LMBI)

The LMBI is a broad-based, unmanaged market index of securities issued by state and local governments. It represents the price change and coupon income of several thousand securities with various maturities and qualities. Securities are selected and compiled by Lehman Brothers, Inc. according to criteria that may be unrelated to your Fund's investment objective.

3. Consumer Price Index (CPI)

The CPI is a widely recognized measure of the cost of goods and services produced in the U.S. The index contains factors such as the prices of services, housing, food, transportation and electricity which are compiled by the U.S. Bureau of Labor Statistics. The CPI is generally considered a valuable benchmark for investors who seek to outperform increases in the cost of living.

The indexes do not include transaction costs associated with buying and selling securities, and do not hold cash to meet redemptions. It would be difficult for most individual investors to duplicate these indexes.

Understanding What the Chart Means

The chart demonstrates your Fund's total return performance in relation to a well known investment index and to increases in the cost of living. It is important to understand what the chart shows and does not show.

This illustration is useful because it charts Fund and index performance over the same time frame and over a long period. Long-term performance is a more reliable and useful measure of performance than measurements of short-term returns or temporary swings in the market. Your financial adviser can help you evaluate fund performance in conjunction with the other important financial considerations such as safety, stability and consistency.

Limitations of the Chart

The chart, however, limits the evaluation of Fund performance in several ways. Because the measurement is based on total returns over an extended period of time, the comparison often favors those funds which emphasize capital appreciation when the market is rising. Likewise, when the market is declining, the comparison usually favors those funds which take less risk.

Performance Can Be Distorted

Funds which are more conservative in their orientation and which place an emphasis on capital preservation will tend to compare less favorably when the market is rising. In addition, funds which have income as one of their objectives also will tend to compare less favorably to relevant indexes.

Indexes may also reflect the performance of some securities which a fund may be prohibited from buying. A bond fund, for example, may be limited to investments in only high quality bonds, or a stock fund may only be able to buy stocks that have been traded on a stock exchange for a minimum number of years or of a certain company size. Indexes usually do not have the same investment restrictions as your Fund.

Indexes Do Not Include Costs of Investing

The comparison is further limited in its utility because the indexes do not take into account any deductions for sales charges, transaction costs or other fund expenses. Your Fund's performance figures do reflect such deductions. Sales charges--whether up-front or deferred--pay for the cost of the investment advice of your financial adviser. Transaction costs pay for the costs of buying and selling securities for your Fund's portfolio. Fund expenses pay for the costs of investment management and various shareholder services. None of these costs are reflected in index total returns. The comparison is not completely realistic because an index cannot be duplicated by an investor--even an unmanaged index--without incurring some charges and expenses.

One of Several Measures

The chart is one of several tools you can use to understand your investment. It should be read in conjunction with the Fund's prospectus, and annual and semiannual reports. Also, your financial adviser, who understands your personal financial situation, can best explain the features of your Keystone fund and how it applies to your financial needs.

Future Returns May Be Different

Shareholders also should be mindful that the long-run performance of either the Fund or the indexes is not representative of what shareholders should expect to receive from their Fund investment in the future; it is presented to illustrate only past performance and is not a guarantee of future returns.

                                TABLE OF CONTENTS




IMPORTANT DEFINITIONS........................................3


SYNOPSIS.....................................................4


PRINCIPAL RISK FACTORS.......................................11


THE REORGANIZATION...........................................12


INFORMATION ABOUT THE FUNDS..................................15


ADDITIONAL INFORMATION ABOUT THE FUNDS.......................16

           INFORMATION REQUIRED IN STATEMENT OF ADDITIONAL INFORMATION

                                       OF

                          KEYSTONE TAX FREE INCOME FUND

                       Statement of Additional Information

                                  March 4, 1996



         This Statement of Additional Information ("SAI") contains or incorporates by reference material that may be of interest to investors, but which is not included in the Prospectus/Proxy Statement ("Prospectus") of Keystone Tax Free Income Fund ("KTFIF") dated March 4, 1996. This SAI is not a Prospectus and is authorized for distribution only when it accompanies or follows delivery of the above-referenced Prospectus. This SAI should be read in conjunction with the Prospectus. Copies of the Prospectus can be obtained by writing to KTFIF, 200 Berkeley Street, Boston, Massachusetts 02116-5034, or calling toll-free (800) 343-2898.


                                TABLE OF CONTENTS


         This SAI contains or incorporates by reference the following documents:


I. Statement of Additional Information of KTFIF dated March 31, 1995, as supplemented June 1, 1995, which is hereby incorporated by reference herein.

II. Annual Report of KTFIF for the fiscal year ended November 30, 1995, which is hereby incorporated by reference herein.

III. Annual Report of Keystone State Tax Free Fund ("KSTFF") for the fiscal year ended March 31, 1995, which is hereby incorporated by reference herein.

IV.      Semi-Annual Report of KSTFF for the fiscal period ended
         September 30, 1995, which is hereby incorporated by reference herein.

                          KEYSTONE TEXAS TAX FREE FUND
                   A Portfolio of Keystone State Tax Free Fund

                      PROXY FOR THE MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 30, 1996

         The undersigned, revoking all Proxies heretofore given, hereby appoints Albert H. Elfner, III, Rosemary D. Van Antwerp, and James M. Wall or any of them as Proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of Keystone Texas Tax Free Fund (the "Texas Fund") that the undersigned is entitled to vote at the special meeting of shareholders of the Texas Fund to be held at 3:00 p.m. on Tuesday, April 30, 1996 at the offices of Keystone Investment Management Company, 26th Floor, 200 Berkeley Street, Boston, Massachusetts 02116 and at any adjournments thereof, as fully as the undersigned would be entitled to vote if personally present, as follows:


         To approve an Agreement and Plan of Reorganization whereby Keystone Tax Free Income Fund ("KTFIF") will (i) acquire substantially all of the assets of the Texas Fund in exchange for Shares of KTFIF; and (ii) assume the liabilities of the Texas Fund, as substantially described in the accompanying
Prospectus/Proxy Statement.


[ ] FOR                [ ] AGAINST                  [  ] ABSTAIN

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE KEYSTONE STATE TAX FREE FUND.

THE BOARD OF TRUSTEES OF THE KEYSTONE STATE TAX FREE FUND RECOMMENDS A VOTE FOR THE PROPOSAL.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSAL IF NO CHOICE IS INDICATED.

THE PROXIES ARE AUTHORIZED IN THEIR DISCRETION TO VOTE UPON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.



                                   NOTE: PLEASE SIGN EXACTLY AS YOUR
                                   NAME(S) APPEAR ON THIS CARD.


                                   Dated: ____________________, 199__


                                   Signature(s):_______________________________


                                   Signature (of joint
                                     owner, if any):___________________________



NOTE: When signing as attorney, executor, administrator, trustee, guardian, or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this proxy. Please sign, date and return.